UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Schedule 14A Information (Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:

☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material Pursuant to Rule § 240.14a-12
Immersion Corporation

(Name of Registrant as Specified In Its Charter)

n/a

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒    No fee required.
☐    Fee paid previously with preliminary materials:
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-16(i)(1) and 0-11.

March 2, 2023
TO THE STOCKHOLDERS OF IMMERSION CORPORATION
Dear Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Immersion Corporation, which will be held at the offices of Pillsbury Winthrop Shaw Pittman LLP located at 2550 Hanover Street, Palo Alto, California 94304, on March 30, 2023, at 10:00 a.m. Pacific Time.
At the Annual Meeting, stockholders will be asked to vote on each of the five (5) proposals set forth in the Notice of Annual Meeting of Stockholders and the Proxy Statement, which describe the formal business to be conducted at the Annual Meeting and follow this letter.
It is important that your shares be represented and voted at the Annual Meeting regardless of the size of your holdings. PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Voting electronically, by telephone, or by returning your proxy card in advance of the Annual Meeting does not deprive you of your right to attend the Annual Meeting.
On behalf of the Board of Directors, I would like to express our appreciation for your continued support for and interest in the affairs of our company. We look forward to seeing you at the Annual Meeting.

Sincerely,

Eric Singer
President, Chief Executive Officer and Chairman of the Board

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held March 30, 2023

The Annual Meeting will be held at the offices of Pillsbury Winthrop Shaw Pittman LLP located at 2550 Hanover Street, Palo Alto, California 94304, on March 30, 2023, at 10:00 a.m. Pacific Time for the following purposes:
1.To elect five (5) directors to hold office for the applicable term and until their successor is elected and qualified;
2.To ratify the appointment of Plante & Moran, PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2023;
3.To hold an advisory vote to approve the compensation of our named executive officers;
4.To hold an advisory vote on the frequency of holding an advisory vote on executive compensation;
5.To approve an amendment to the 2021 Equity Incentive Plan; and
6.To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
Only stockholders of record at the close of business on February 16, 2023 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. The vote of each eligible stockholder is important. Please vote as soon as possible to ensure that your vote is recorded promptly even if you plan to attend the Annual Meeting.
BY ORDER OF THE BOARD OF DIRECTORS,

Eric Singer
President, Chief Executive Officer and Chairman of the Board
Aventura, Florida, March 2, 2023
We intend to hold our Annual Meeting in person. In the event it is not possible or advisable to hold our Annual Meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication. If we take this step, we will announce the decision to do so in advance by filing Definitive Additional Materials with the SEC along with notice of the change(s) to the Annual Meeting, and details on how to participate will be available at www.envisionreports.com/IMMR.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MARCH 30, 2023: THIS PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT WWW.ENVISIONREPORTS.COM/IMMR

IMMERSION CORPORATION
2023 ANNUAL MEETING OF STOCKHOLDERS
NOTICE OF ANNUAL MEETING AND PROXY STATEMENT
i

PROXY STATEMENT
We are providing you with these proxy materials in connection with the solicitation by the Board of Directors (the “Board” or the “Board of Directors”) of Immersion Corporation, of proxies to be used at our 2023 Annual Meeting of Stockholders (“Annual Meeting”). The Annual Meeting will be held at the offices of Pillsbury Winthrop Shaw Pittman LLP located at 2550 Hanover Street, Palo Alto, California 94304, on March 30, 2023, at 10:00 a.m. Pacific Time. This proxy statement contains important information regarding our Annual Meeting, the proposals on which you are being asked to vote, information you may find useful in determining how to vote, and information about voting procedures.
This proxy statement, any accompanying proxy card or voting instruction form, and our Annual Report on Form 10-K for the year ended December 31, 2022 (the “Annual Report”) to Stockholders will be mailed to or otherwise made available to our stockholders on or about March 2, 2023.
QUESTIONS AND ANSWERS

What is included in the proxy materials?

The proxy materials for our Annual Meeting include this proxy statement and our Annual Report. If you received a paper copy of these materials, the proxy materials also include a proxy card or voting instruction form.
Who is soliciting my vote?

The Board is soliciting your vote at our Annual Meeting.
We have also engaged a proxy solicitor, Saratoga Proxy Consulting LLC, to assist the Board and management in obtaining adequate votes to achieve the required quorum for the Annual Meeting and to obtain approval for the proposals included in this Proxy Statement. The Company will pay the proxy solicitation fees to Saratoga Proxy Consulting LLC and estimates that such fees will total approximately $30,000.
Who is entitled to vote?

You may vote if you were the record owner of Immersion Corporation common stock as of the close of business on February 16, 2023 (the “Record Date”). Each share of common stock is entitled to one vote. As of February 16, 2023, we had 32,358,256 shares of common stock outstanding and entitled to vote. There is no cumulative voting.
Who can attend the Annual Meeting?

Stockholders of record at the close of business on February 16, 2023 may attend the Annual Meeting. You must bring with you a form of government-issued photo identification, such as a driver’s license, state-issued ID card, or passport to gain entry to the Annual Meeting. If you are a beneficial owner of our common stock, you must also bring with you to the Annual Meeting a legal proxy from the organization that holds your shares or a brokerage statement showing your ownership of shares as of the close of business on the Record Date. If you are a representative of an institutional stockholder, you must also bring a legal proxy or other proof that you are a representative of a firm that held shares as of the close of business on the Record Date and that you are authorized to vote on behalf of the institution.
We intend to hold our Annual Meeting in person. However, we are actively monitoring the coronavirus (COVID-19) situation and are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state, and local governments may impose. In the event it is not possible or advisable to hold our Annual Meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication. If we take this step, we will announce the decision to do so in advance by filing Definitive Additional Materials with the SEC along with notice of the change(s) to the Annual Meeting, and details on how to participate will be available at www.envisionreports.com/IMMR.
How many votes must be present to hold the Annual Meeting?

Your shares are counted as present at the Annual Meeting if you attend the meeting and vote in person or if you properly return a proxy by Internet, telephone or mail. For us to hold our Annual Meeting, holders of a majority of our outstanding shares of common stock entitled to vote at the Annual Meeting as of February 16, 2023, must be present in person or by proxy at the meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the meeting.
What is the difference between holding shares as a stockholder of record and as a beneficial stockholder?

If your shares are registered directly in your name with our registrar and transfer agent, Computershare Trust Company, N.A. (“Computershare”), you are considered a stockholder of record with respect to those shares. If your shares are held in a brokerage account or bank, you are considered the “beneficial owner” or “street name” holder of those shares.
What is a broker non-vote?

Applicable rules permit brokers to vote shares held in street name on routine matters when the brokers have not received voting instructions from the beneficial owner on how to vote those shares. Brokers may not vote shares held in street name on non-routine matters unless they have received voting instructions from the beneficial owners on how to vote those shares. Shares that are not voted on non-routine matters are called broker non-votes. Broker non-votes will have no effect on the vote for any matter properly introduced at the meeting.
What routine and non-routine matters will be voted on at the Annual Meeting?

The ratification of Plante & Moran, PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2023 is the only routine matter to be presented at the Annual Meeting on which brokers may vote in their discretion on behalf of beneficial owners who have not provided voting instructions. The non-routine matters that will be voted on at the Annual Meeting include the election of five (5) directors, the advisory vote to approve the compensation of our named executive officers, the advisory vote on the frequency of holding an advisory vote on executive compensation, and the vote to approve an amendment to the 2021 Equity Incentive Plan.
How many votes are needed to approve each proposal?

The director nominees shall be elected by a plurality of the votes cast (meaning that the five director nominees who receive the highest number of votes cast “FOR” their election will be elected as directors). There is no cumulative voting with respect to the election of directors. All other proposals submitted require the affirmative “FOR” vote of the majority of the shares present in person or presented by proxy at the Annual Meeting and entitled to vote thereon. The advisory vote to approve the compensation of our named executive officers and the advisory vote on the frequency of holding an advisory vote on executive compensation is not binding upon us. However, the Compensation Committee, which is responsible for designing and administering our executive compensation programs, values the opinions expressed by stockholders and will consider the outcome of the vote when making future compensation decisions.

How are withhold votes, abstentions and broker non-votes counted?

Abstentions, withhold votes and broker non-votes are included in determining whether a quorum is present. Abstentions will have the same effect as a vote “AGAINST” on the vote to ratify the independent public accounting firm, the advisory vote to approve the compensation of our named executive officers, the advisory vote on the frequency of holding an advisory vote on executive compensation, and the vote to approve an amendment to the 2021 Equity Incentive Plan because an abstention represents a share entitled to vote on such proposal. Withhold votes will have no effect on any director nominee proposals. Broker non-votes will have no effect on the vote for any matter properly introduced at the Annual Meeting.
What are my voting choices for each of the proposals to be voted on at the Annual Meeting and how does the Board recommend that I vote my shares?

		More Information	Voting Choices and Board Recommendation
PROPOSAL 1	Election of Five Directors	Page 9	•vote FOR the nominees; or •withhold your vote for the nominees. The Board recommends a vote FOR the nominees.
PROPOSAL 2	Ratification of Independent Registered Public Accounting Firm	Page 50
•vote FOR the ratification;
•vote against the ratification; or
•abstain from voting on the ratification, which will have the same effect as a vote AGAINST

The Board recommends a vote FOR the ratification.

PROPOSAL 3	Advisory vote on the compensation of our named executive officers	Page 53
•vote FOR, the advisory proposal;
•vote against the advisory proposal; or
•abstain from voting on the advisory proposal, which will have the same effect as a vote AGAINST.

The Board recommends an advisory vote FOR the compensation of our named executive officers.

PROPOSAL 4	Advisory vote on the frequency of holding an advisory vote on executive compensation;	Page 54
•vote for the option of once every ONE YEAR, TWO YEARS OR THREE YEARS as the frequency of holding an advisory vote on executive compensation; or
•abstain from voting on the advisory proposal, which will have the same effect as a vote AGAINST.

The Board recommends a vote
FOR holding an advisory vote on executive compensation every ONE YEAR.

PROPOSAL 5	Amendment to approve an amendment to the 2021 Equity Incentive	Page 55
•vote FOR the approval of the amendment to the Immersion Corporation 2021 Equity Incentive Plan;
•vote against the approval of the amendment to the Immersion Corporation 2021 Equity Incentive Plan; or
•abstain from voting on the approval of the amendment to the Immersion Corporation 2021 Equity Incentive Plan, which will have the same effect as a vote AGAINST.

The Board recommends a vote FOR the approval of the amendment to the Immersion Corporation 2021 Equity Incentive Plan.

How do I vote?

Stockholders of Record: You can vote either in person at the Annual Meeting or by proxy. Persons who vote by proxy need not, but are entitled to, attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we encourage you to vote your shares by proxy.
This proxy statement, the accompanying proxy card and the Annual Report are being made available to our stockholders on the Internet at www.envisionreports.com/IMMR.
You may vote your shares as follows – in all cases, have your proxy card in hand:

Vote over the Internet 24/7 at www.envisionreports.com/IMMR	Dial toll-free 24/7 (800) 652-VOTE within the USA, US territories & Canada
If you elected to receive a hard copy of your proxy materials, fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage-paid envelope.

Beneficial Stockholders: If you hold your shares of Immersion Corporation common stock in a brokerage account (that is, in “street name”), your ability to vote by telephone or over the Internet depends on your broker’s voting process. Please follow the directions on your proxy card or voting instruction card carefully. Please note that brokers may not vote your shares on Proposal 1 (Election of Directors), Proposal 3 (Advisory vote on executive compensation), Proposal 4 (Advisory vote on frequency of holding an advisory vote on executive compensation), or Proposal 5 (Vote to approve an amendment to the 2021 Equity Incentive Plan). Please provide your voting instructions so your vote can be counted on these matters.
If you plan to vote in person at the Annual Meeting and you hold your shares of Immersion Corporation common stock in street name, you must obtain a proxy from your broker and bring that proxy to the Annual Meeting.

How can I revoke my proxy or change my vote?

You can revoke your proxy or change your vote at any time before they are exercised in any of the following ways:
•by submitting written notice of revocation of your proxy to our Corporate Secretary at Immersion Corporation, P.O. Box 640504, San Jose, California 95164 so that it is received prior to the Annual Meeting;
•voting again by telephone or over the Internet prior to 11:59 p.m. Eastern Time on March 29, 2023;
•submitting a later-dated vote or another properly executed proxy of a later date prior to the Annual Meeting; or
•voting in person at the Annual Meeting.
Who counts the votes?

We have hired Computershare to count the votes represented by proxies and cast by ballot, and our General Counsel and Corporate Secretary, or other individual as appointed by the Board, will act as Inspector of Election.
When will we announce the voting results?

We will announce the preliminary voting results at the Annual Meeting. Within four business days of the Annual Meeting, we will report the final results in a Current Report on Form 8-K filed with the SEC, a copy of which will be available at www.sec.gov.
Will my shares be voted if I don’t provide my proxy and don’t attend the Annual Meeting?

If you do not provide a proxy or vote your shares held in your name, your shares will not be voted. If you hold your shares in street name, your broker has the authority to vote your shares for “routine” matters even if you do not provide the broker with voting instructions.
Without instructions from you, the broker may not vote on any proposals other than the ratification of Plante & Moran, PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2023, which is a routine matter.
What if I am a stockholder of record and return my proxy but don’t vote for some of the matters listed on my proxy card?

If you return a signed proxy card without indicating your vote, your shares will be voted “FOR” the director nominees listed on the card (Proposal 1), “FOR” the ratification of Plante & Moran, PLLC as our independent registered public accounting firm (Proposal 2), “FOR” the advisory vote to approve the compensation of our named executive officers (Proposal 3), “FOR” the option of ONE YEAR as the frequency of holding an advisory vote on executive compensation (Proposal 4), and “FOR” the approval of an amendment to the 2021 Equity Incentive Plan (Proposal 5).
What if I am a beneficial owner and do not give voting instructions to my broker?

As a beneficial owner, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank or broker by the deadline provided in the materials you receive from your bank or broker. If you do not provide voting instructions to your bank or broker, whether your shares can be voted by such person depends on the type of item being considered for vote. Brokers may not vote shares held in street name on non-routine matters unless they have received voting instructions from the beneficial owners on how to vote those shares. The ratification of Plante & Moran, PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2023 is the only routine matter to be presented at the Annual Meeting on which brokers may vote in their discretion on behalf of beneficial owners who have not provided voting instructions. All other matters are considered “non-routine”.
Could other matters be decided at the Annual Meeting?

We are not aware of any other matters to be presented at the Annual Meeting. If any matters are properly brought before the Annual Meeting, the persons named in your proxies will vote in accordance with their best judgment. Discretionary authority to vote on other matters is included in the proxy.
Do we have a policy about directors’ attendance at the Annual Meeting?

Pursuant to the Corporate Governance Principles, directors are strongly encouraged, but not required, to attend the Annual Meeting. All five of our then-current director nominees attended the 2022 Annual Meeting of Stockholders.
How can I access Immersion Corporation’s proxy materials and annual report electronically?

This proxy statement, the accompanying proxy card and the Annual Report are being made available to our stockholders on the Internet at www.envisionreports.com/IMMR. Most stockholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail.
If you own Immersion Corporation common stock in your name, you can choose this option and reduce the cost of producing and mailing these documents and help the environment by checking the box for electronic delivery on your proxy card, or by following the instructions provided when you vote by telephone or over the Internet. If you hold your Immersion Corporation common stock through a bank, broker or other holder of record, please refer to the information provided by that entity for instructions on how to elect to view future proxy statements and annual reports over the Internet.

If you choose to view future proxy statements and annual reports over the Internet, you will receive a Notice of Internet Availability next year in the mail containing the Internet address to use to access our proxy statement and annual report. Your choice will remain in effect unless you change your election following the receipt of a Notice of Internet Availability. You do not have to elect Internet access each year. If you later change your mind and would like to receive paper copies of our proxy statements and annual reports, you can request both by following the directions set forth on the Notice of Internet Availability.
Who bears the cost of this proxy solicitation?

The Company will pay the costs of preparing, printing, assembling and mailing the proxy materials used in the solicitation of proxies. Our directors, officers and employees may solicit proxies by mail, by email, by telephone or in person. Those persons will receive no additional compensation for any solicitation activities. We will request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation materials to the beneficial owners of Immersion Corporation common stock held of record by those entities, and we will, upon the request of those record holders, reimburse reasonable forwarding expenses.
We have engaged a proxy solicitor, Saratoga Proxy Consulting LLC, to assist the Board and management in obtaining adequate votes to achieve the required quorum for the Annual Meeting and to obtain approval for the proposals included in this Proxy Statement. The Company will pay the proxy solicitation fees to Saratoga Proxy Consulting LLC and estimates that such fees will total approximately $30,000.
How do I submit a proposal for action at the 2024 Annual Meeting of Stockholders?

A proposal for action to be presented by any stockholder at the 2024 Annual Meeting of Stockholders will be acted upon only:
•if the proposal is to be included in the proxy statement, pursuant to Rule 14a-8 under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), the proposal is received by our Corporate Secretary at our principal office on or before November 3, 2023;
•if the proposal is not to be included in the proxy statement, pursuant to our Bylaws, the written proposal is delivered to, or mailed and received by, our Corporate Secretary at our principal office on or before November 3, 2023, and such proposal is, under Delaware General Corporation Law (“Delaware Law”), an appropriate subject for stockholder action and is submitted in accordance with our Bylaws;
•if the proposal is a director nomination and is not to be included in the proxy statement, the written proposal is in writing and delivered to, or mailed and received by, our Corporate Secretary at our principal office (i) on or after November 3, 2023 but no later than December 3, 2023, or (ii) in the event that the 2024 Annual Meeting of Stockholders is called for a date that is more than 30 calendar days before or more than 60 days after the first anniversary of the date of the 2023 annual meeting of stockholders, or if we did do not hold an annual meeting (or special meeting in lieu of an annual meeting) in 2023, such written proposal is delivered to, or mailed and received by, our Corporate Secretary not later than the close of business on the later of (a) the 90th calendar day prior to the 2024 Annual Meeting of Stockholders and (b) the 10th calendar day following the day on which public disclosure of the date of the 2024 Annual Meeting of Stockholders is first made (or if that day is not a business day for us, on the next succeeding business day); or
•also in the case of nominating directors, if we increase the number of directors to be elected at the 2024 Annual Meeting of Stockholders and there is no public announcement by us naming all of the nominees for director or specifying the size of the increased Board by October 24, 2023, our Corporate Secretary must receive nominations (but only from a stockholder who had previously submitted in proper form a timely director nomination notice pursuant our Bylaws) for any new positions created by such increase no later than the close of business on the 10th calendar day following the day on which such public announcement is first made by us.
In addition, the stockholder proponent, or a representative who is qualified under state law, must appear in person at the 2024 Annual Meeting of Stockholders to present such proposal. Our Bylaws, which are publicly available as an exhibit to the Annual Report, provide detailed information on how to properly submit stockholder proposals and director nominations, and should be read carefully.

Proposals should be sent to our Corporate Secretary at our principal office, which as of the date of this Proxy Statement, is located at 2999 N.E. 191st Street, Suite 610, Aventura, Florida 33180.
How can I view or request copies of our corporate documents and SEC filings?

Our website contains our Certificate of Incorporation, Bylaws, Corporate Governance Principles, Stock Ownership Policy, Board Committee Charters, the Code of Business Conduct and Ethics, Environmental, Social & Governance Statement and our SEC filings. To view these documents, go to ir.immersion.com, click on “Download Library” and click on “Governance.” To view our SEC filings and Forms 3, 4 and 5 filed by our directors and executive officers, go to www.sec.gov.
We will promptly deliver free of charge a copy of our Annual Report to any stockholder requesting a copy. Requests should be directed to our Corporate Secretary, Immersion Corporation, located at 2999 N.E. 191st Street, Suite 610, Aventura, Florida 33180, or call us at (408) 467-1900.
What is householding?

As permitted by the Exchange Act, only one copy of this proxy statement is being delivered to stockholders residing at the same address, unless the relevant stockholders have notified us of their desire to receive multiple copies of the proxy statement. This is known as householding.
We will promptly deliver, upon oral or written request, a separate copy of the proxy statement to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies for the current year or future years should be directed to our Corporate Secretary, Immersion Corporation, located at 2999 N.E. 191st Street, Suite 610, Aventura, Florida 33180.
Stockholders of record residing at the same address and currently receiving multiple copies of the proxy statement may contact our registrar and transfer agent, Computershare, to request that only a single copy of the proxy statement be mailed in the future. Contact Computershare by phone at (877) 373-6374, by regular mail at P.O. Box 43006, Providence, RI 02940-3006, or via overnight courier at 150 Royall Street, Canton, MA 02021.
Beneficial owners should contact their broker or bank.

ELECTION OF DIRECTORS (PROPOSAL 1)
Our Board of Directors is elected by the stockholders to oversee their interest in the long-term health and the overall success of our business and its financial strength. Our Board serves as our ultimate decision-making body, except for those matters reserved to or shared with our stockholders. Our Board selects and oversees the members of our senior management, who are charged by our Board with conducting our business.
Election Process

In accordance with our Amended and Restated Certificate of Incorporation, all directors will be elected at the Annual Meeting, and each director elected at the Annual Meeting will hold office until his or her successor is elected and qualified or until his or her earlier death, resignation, or removal. If a quorum is present and voting, the nominees for directors receiving the greatest number of votes will be elected as director. Withheld votes and broker non-votes have no effect on the vote.
Nomination of Directors

The entire Board of Directors is responsible for nominating members for election to the Board and for filling vacancies on the Board that may occur between annual meetings of stockholders, upon the recommendation of the Nominating and Corporate Governance Committee or the independent members of the Board. The Nominating and Corporate Governance Committee is responsible for identifying, screening, and recommending candidates to the entire Board for Board membership. The Nominating and Corporate Governance Committee works with the Board to determine the appropriate characteristics, skills, and experience for the Board as a whole and its individual members. In evaluating the suitability of individual Board members, the Board considers many factors, which are described in further detail below. The Board evaluates each individual in the context of the Board as a whole with the objective of retaining a group of directors with diverse and relevant experience that can best perpetuate our success and represent stockholder interests through sound judgment.
The Nominating and Corporate Governance Committee may seek the input of other members of the Board or management in identifying candidates who meet the criteria outlined above. In addition, the Nominating and Corporate Governance Committee may use the services of consultants or a search firm. The Nominating and Corporate Governance Committee will consider recommendations by our stockholders of qualified director candidates for possible nomination by the Board. Stockholders may recommend qualified director candidates by writing to our Corporate Secretary at the Company’s principal office of the Company, currently located at 2999 N.E. 191st Street, Suite 610, Aventura, Florida 33180. Submissions should include information regarding a candidate’s background, qualifications, experience, and willingness to serve as a director. Based on a preliminary assessment of a candidate’s qualifications, the Nominating and Corporate Governance Committee may conduct interviews with the candidate or request additional information from the candidate. The Nominating and Corporate Governance Committee uses the same process for evaluating all candidates for nomination by the Board, including those recommended by stockholders.
Stockholder Nominations
Our Amended and Restated Bylaws also permit persons to be nominated as directors directly by stockholders if certain timing, information and other requirements are met.
For a stockholder to properly nominate a person as a candidate for director before any stockholders’ meeting, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation (the “Nominating Notice”). The deadline to nominate a person as a candidate for director before an annual stockholders’ meeting is: (a) not less than 90 calendar days nor more than 120 calendar days in advance of the first anniversary of the date that our proxy statement was first made publicly available to stockholders (the “Last Year Proxy Date”), or (b) in the event that the annual meeting of stockholders is called for a date that is more than 30 calendar days before or more than 60 days after the first anniversary of the Last Year Proxy Date, or if we did not hold an annual meeting (or special meeting in lieu of an annual meeting) in the preceding calendar year, then the deadline would be the later of (i) the 90th calendar day prior to such annual meeting and (ii) the 10th calendar day following the day on which public disclosure of the date of such stockholders’ meeting was first made.
As to each person whom the stockholder giving notice proposes to nominate as a director, the Nominating Notice must include certain information, including a description in reasonable detail of any direct or indirect interest of such proposed director nominee or nominees that is or may reasonably be considered to be competitive or in conflict with us, which information may result in the disqualification of such proposed director nominee or nominees. The Nominating Notice must also provide, with respect to each proposed director nominee, that a proposed director nominee: (a) make specified written representations and undertakings; (b) deliver a completed questionnaire provided by us; (c) submit to an interview; and (d) consent to a background screening, as well as other information about the nominee that must be disclosed in proxy solicitations under Section 14 of the Exchange Act, and the rules and regulations thereunder.
Stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also provide notice that sets forth the information required by Rule 14a-19 of the Exchange Act, no later than January 30, 2024. If the Company did not hold an annual meeting the previous year, or if the annual meeting is called for a date that is more than 30 calendar days from the previous year’s annual meeting, then notice must be provided by the later of (a) 60 calendar days prior to the date of the annual meeting or (b) 10 calendar days following the day on which public announcement of the date of the annual meeting is first made.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to our Amended and Restated Bylaws which can be found as an exhibit to our last Form 10-K filed with the SEC.

Qualifications of Directors and Nominees

When evaluating potential director nominees, the Nominating and Corporate Governance Committee considers each individual’s professional expertise and educational background in addition to the individual’s general qualifications. The Nominating and Corporate Governance Committee works with the Board to determine the appropriate mix of backgrounds and experiences in order to establish and maintain a Board that is strong in its collective knowledge and that can fulfill its responsibilities and oversee our business consistent with its fiduciary duty to stockholders.
The Nominating and Corporate Governance Committee communicates with the Board to identify backgrounds, qualifications, professional experiences, and areas of expertise that impact our business that are particularly desirable for our directors to possess in order to help meet specific Board needs, including:
•Public company board and corporate governance experience, which provides directors a solid understanding of their extensive and complex oversight responsibilities and furthers our goals of greater transparency and accountability for management and the Board;
•Stockholder alignment, which helps to ensure the Board acts in the best interests of our stockholders;
•Operating experience as current or former executives, which gives directors specific insight, and expertise that will foster active participation in the development of our business strategy and provide the appropriate tools for overseeing the implementation of our operating plan;

•Industry knowledge, especially in our key markets of mobile devices, gaming, VR/AR and automotive, which is vital in understanding and reviewing our strategy;
•Executive leadership experience, which gives directors who have served in significant leadership positions strong abilities to motivate and manage others and to identify and develop leadership qualities in others;
•Accounting and financial expertise, which enables directors to analyze our financial statements and oversee our accounting and financial reporting processes; and
•Technology licensing and IP monetization experience, which is an important component of our business.
The following table highlights each director’s or director nominee’s specific skills, knowledge and experience. A particular director may possess other skills, knowledge or experience even though they are not indicated below.

Director	Industry	Operating	Leadership	Accounting and Financial	Public Company Board/ Corporate Governance	Technology Licensing and IP Monetization
William Martin	✓	✓	✓	✓	✓	✓
Elias Nader	✓	✓	✓	✓	✓	✓
Eric Singer	✓	✓	✓	✓	✓	✓
Frederick Wasch	✓	✓	✓	✓	✓	✓
Emily S. Hoffman	✓	✓	✓	✓

The Board does not have a specific diversity policy, but considers diversity of race, ethnicity, gender, age, cultural background and professional experience in evaluating candidates for Board membership. Diversity is important because a variety of perspectives contribute to a more effective decision-making process. We are proud to include among the Board’s nominees for the Annual Meeting a female director, which would result in a gender-diverse Board.

Board Diversity Matrix
Based upon responses received from each of our current directors with respect to diversity, the Board is currently comprised of individuals from the following diverse backgrounds:

IMMERSION CORPORATION Board Diversity Matrix (As of March 2, 2023)
Board Size:
Total Number of Directors	5
Gender:	Male	Female	Non- Binary	Gender Undisclosed
Number of directors based on gender identity	3	0	0	2
Number of directors who identify in any of the categories below:
White	2	0	0	0
Did Not Disclose Demographic Background	3

Additionally, Emily S. Hoffman is included among the Board’s nominees for the Annual Meeting to replace our current director Sumit Agarwal, which would add gender diversity to the Board. Mr. Agarwal will remain on the Board until the Annual Meeting.

2023 Nominees for Director

Our Board’s nominees for election at the Annual Meeting are William Martin, Elias Nader, Eric Singer, Frederick Wasch and Emily Hoffman. If elected, these nominees will hold office until the 2024 Annual Meeting of Stockholders and until his successor is elected and qualified.
We have no reason to believe that the nominees listed above will be unable or unwilling to serve if elected. However, if any of these nominees should become unable for any reason or unwilling for good cause to serve, proxies may be voted for another person nominated as a substitute by the Board, or the Board may reduce the number of directors. The Board believes that the nominees’ qualifications, skills and experiences would contribute to an effective and well-functioning Board.
Included in each nominee’s biography below is an assessment of his specific qualifications, attributes, skills, and experience based on the qualifications described above.
There are no family relationships between the nominees, any directors, or any of our executive officers.

Nominees for Directors – To Be Elected for a Term Expiring in 2024

William Martin
Director since: 2019
Age: 45
Professional Experience: William C. Martin has served as our Chief Strategy Officer since December 2021 and also currently serves as the Chairman, Chief Investment Officer and Founder of Raging Capital Management, LLC, a private investment partnership based near Princeton, New Jersey that was founded in 2006. Mr. Martin has co-founded a number of financial information companies, including RagingBull.com in 1997 and InsiderScore.com in 2004. He has served on numerous public company boards, including nine years on the board of Bankrate, Inc., a consumer finance company, which was acquired in 2009; the board of Salary.com, Inc., a compensation data, software, consulting and resource company, which was acquired in 2010; and the board of Vitesse Semiconductor Corp., a semiconductor company, which was acquired in 2015.
Director Qualifications: Mr. Martin's extensive experience and successful track record as an investor, entrepreneur and public company director enables him to provide the Board and management with valuable perspectives on our operations, capital allocation strategies and other corporate strategies to maximize stockholder value. Mr. Martin also managed Raging Capital Management, LLC, which was previously one of our largest stockholders, and has a long track record of investing in publicly traded companies and actively engaging in certain investments. As a result, Mr. Martin brings the perspective of a stockholder to our Board that is critical in creating and implementing strategies that increase stockholder value.
Elias Nader
Director since 2022 and Lead Independent Director since January 2023
Age: 58
Education: Bachelor of Science Degree in Accounting, Bachelor of Arts Degree in Economics and an MBA in International Business from San Jose State University.
Professional Experience: Mr. Nader has served as the Chief Financial Officer and Senior Vice President of Finance of QuickLogic Corporation (Nasdaq: QUIK), a publicly traded fabless semiconductor company, since February 1, 2023. Prior to that, Mr. Nader served as Chief Financial Officer and Senior Vice President of Pixelworks, Inc. (Nasdaq: PXLW), a publicly traded video processing semiconductor company, from September 2019 to January 2023. Prior to that, Mr. Nader served as the Interim President and Chief Executive Officer of Sigma Designs, Inc., a publicly traded semiconductor company that designed solutions for home connectivity, IPTV, HDTV and media processors, from January 2018 to September 2019, and as Sigma’s Chief Financial Officer from April 2014 to January 2023.
Director Qualifications: Mr. Nader’s extensive financial and management experience with publicly traded companies that are similarly situated to us, which enables him to contribute significantly to our Board in the area of finance and accounting.

Eric Singer
Director since: 2020, Executive Chairman from 2020 to January 2023, and Chairman of the Board since January 2023
Age: 49
Education: B.A. from Brandeis University in 1995
Professional Experience: Mr. Singer has served as a member of our Board of Directors since March 2020, as our Executive Chairman from August 2020, and as our Chairman of the Board since January 2023. Since July 2019, Mr. Singer has served as a director of A10 Networks (ATEN), an application controller and firewall cloud security company, and has served as its lead independent director since September 2021. Mr. Singer was a founder and Managing Member of VIEX Capital Advisors, a securities investment firm. In addition to a long track record as a successful investor in technology companies, Mr. Singer has substantial experience serving on public boards and in assisting them in creating and expanding shareholder value. Mr. Singer previously served on the boards of directors of Quantum Corporation, a video data storage and management company, Numerex Corp., a provider of managed machine-to-machine enterprise solutions enabling the Internet of Things, RhythmOne plc and YuMe, Inc., each a provider of brand video advertising software and audience data, Support.com, Inc., a provider of tech support and support center services, Meru Networks, Inc., a Wi-Fi network solutions company, PLX Technology, Inc., a PCI Express and ethernet semiconductor company, and Sigma Designs, Inc., an integrated circuit provider for the home entertainment market, among other companies.
Director Qualifications: Mr. Singer has specific attributes that qualify him to serve as a member of our Board, including his extensive financial and operating experience and knowledge of the technology industry gained through his service on numerous public company boards. Mr. Singer also managed VIEX Capital Advisors, which was previously one of our largest stockholders and has a long track record of investing in publicly traded companies and actively engaging with certain investments. As a result, Mr. Singer brings the perspective of a stockholder to our Board that is critical in creating and implementing strategies that increase stockholder value.

Frederick Wasch
Director since: 2021
Age: 52
Education: Mr. Wasch has a B.A. from Princeton University and an MBA from Columbia Business School.
Professional Experience: Mr. Wasch has more than 25 years of experience in organizational development, executive leadership, and finance. In 2020, Mr. Wasch co-founded Energy Transition Capital (“ETC”), a renewable energy private equity firm where he currently serves as an Advisor. Mr. Wasch also serves as Managing Partner, Chief Financial Officer, Chief Operating Officer, and Chief Compliance Officer of Raging Capital Management, LLC, a long/short equity hedge fund with peak AUM of over $900MM where he leads the firm’s financial, operational, compliance, and organizational functions. Mr. Wasch currently manages the fund in its process of winding down. Mr. Wasch is active in the alternatives COO/CFO community and is a regular speaker at industry conferences and events.
Earlier in his career, Mr. Wasch co-founded CallStreet, a corporate events calendar and transcript business, where he led fundraising efforts, built and maintained the company’s accounting, tax and audit controls, and spearheaded new business development opportunities. The founders successfully sold the company in the mid-2000s to FactSet Research Systems, Inc.
Mr. Wasch started his career in the venture capital group at Hambrecht & Quist, where he focused on companies in software, communications, and the Internet. He was active in sourcing, evaluating, and executing on new investment opportunities and served on the boards of several portfolio companies in the enterprise software and hardware industries.
Director Qualifications: Mr. Wasch brings to the Board more than 25 years of experience in organizational development, executive leadership, and finance, which enables him to contribute significantly to our Board in the areas of finance, accounting, and business operations.

Emily S. Hoffman
Director Nominee
Age: 45
Education: Ms. Hoffman has a B.S. in Engineering from Cornell University and an MBA from Harvard Business School.
Professional Experience: Emily Hoffman is a strategic and experienced General Manager and Marketer having worked at several multinational companies, including Nestle, BlackRock, and Johnson & Johnson. Ms. Hoffman has served as the Director of Marketing, Nestle Health Science, since March 2017. Ms. Hoffman has a track record of driving financial, operational and strategic results across complex B2C and B2B portfolios in highly regulated industries in the U.S. and internationally.
Director Qualifications: Ms. Hoffman brings to the Board years of experience delivering financial (P&L), operational, and strategic results across a diverse set of industries including Healthcare, Health & Wellness, Vitamins & Supplements, Food, Consumer, OTC, eCommerce and Financial Services. Significant management experience leading and expanding businesses both in the U.S. and internationally. Ms. Hoffman brings significant management experience leading and expanding businesses both in the U.S. and internationally.
The Board of Directors recommends a vote FOR the election of Messrs. Martin, Nader, Singer, Wasch and Ms. Hoffman as directors.

DIRECTOR COMPENSATION
The Compensation Committee is responsible for reviewing and making recommendations to the Board regarding all matters pertaining to compensation paid to directors for Board, committee and committee chair services. Directors who also serve as our employees do not receive cash fees for services as directors, but remain eligible to receive equity awards as discussed below.
2022 Annual Compensation

Cash Compensation
Our policy is that non-employee directors each receive annual cash compensation of $75,000, paid in quarterly installments on or before the date of each quarterly Board meeting, with no additional fees paid for service as a Board committee chairperson or member of a Board committee. Fees for partial year service are pro-rated. Directors are entitled to reimbursement of reasonable travel expenses (as set forth in the Company’s Travel and Expense Reimbursement Policy) they incur in connection with attending Board and committee meetings.
Equity Compensation
Upon the commencement of each director’s service on the Board and at each annual stockholder meeting thereafter (if they serve on the Board at such time), each non-employee director receives an annual grant of restricted stock awards (RSAs) having a value equal to $125,000 on the date of the annual stockholder meeting, 100% of which vests on the earlier of the next annual meeting of stockholders or the one-year anniversary of the annual meeting for which such grants are made, subject to acceleration in full upon a change of control of the Company; provided that if a director commences services between the annual stockholder meetings, the director shall receive a prorated initial equity grant based on the number of days before the next annual stockholder meeting (assuming the next annual meeting is held on the same calendar day as the prior year’s annual meeting).
In accordance with such policies, on May 23, 2022, the date of our 2022 Annual Meeting of Stockholders, each of Messrs. Singer, Martin, Agarwal, Wasch, and Nader was granted an RSA for the number of shares underlying such award determined by dividing $125,000 by the closing price of our common stock on May 23, 2022.
Mr. Nader, who was appointed to our Board on March 3, 2022, received an additional equity grant of common stock representing the vesting of Mr. Nader's prorated initial equity grant of restricted stock based on the number of days between the day Mr. Nader was appointed as a Company director and the date of our 2022 Annual Meeting of Stockholders.

2022 Director Compensation Table

The following table sets forth our director compensation for 2022 to each director who served as a director during the year ended December 31, 2022. The equity compensation paid to Mr. Singer, our Executive Chairman during 2022 and our current President, Chief Executive Officer and Chairman of the Board, and Mr. Martin, our Chief Strategy Officer, in connection with their service as directors, are presented below in “Executive Compensation — Summary Compensation Table” and the related equity tables.

Director	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2)(3)(4) ($)	Total ($)
Frederick Wasch	75,806	171,872	247,678
Sumit Agarwal	93,750	249,997	343,747
Elias Nader(5)	61,089	148,232	209,321
Mary Dotz(6)	48,387	125,002	173,389

(1)Consists of cash fees that: (a) were paid in 2022 including amounts paid in 2022 for amounts earned in Q4 2021, and (b) were earned in 2022, including amounts earned in Q4 2022 that were payable or paid in 2023. See “2022 Annual Compensation-Cash Compensation” above for more information.

(2)Represents the grant date fair value of each stock award granted for 2022 in accordance with Financial Accounting Standard Board’s Accounting Standards Codification Topic 718 (FASB ASC Topic 718), disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions. For a discussion of assumptions used to calculate the FASB ASC Topic 718 grant date fair value, refer to Note 6 (Stock-based Compensation) to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022.

(3)On January 27, 2022, Messrs. Singer, Martin, Agarwal, and Ms. Dotz were each granted RSAs covering 26,151 shares of our common stock. On January 27, 2022, Mr. Wasch received an RSA grant covering 9,801 of our common stock, prorated based on the number of days between his appointment as a Company director and the date of our 2022 Annual Meeting of Stockholders. The RSA grants vested on May 23, 2022, the date of our 2022 Annual Meeting of Stockholders. The awards granted to Messrs. Singer and Martin are reflected below in “Executive Compensation — Summary Compensation Table” and the related equity tables.

(4)On May 23, 2022, Messrs. Singer, Martin, Wasch, Agarwal, and Nader were each granted RSAs covering 22,581 shares of our common stock. The RSA grants will vest on the earlier of the one-year anniversary of our 2022 Annual Meeting of Stockholders and the date of our 2023 Annual Meeting of Stockholders, subject to acceleration in full upon a change of control of the Company. Mr. Nader was awarded an additional RSA covering 4,248 shares of common stock, prorated based on the number of days between his appointment as a Company director and the date of our 2022 Annual Meeting of Stockholders. The awards granted to Messrs. Singer and Martin are reflected below in “Executive Compensation — Summary Compensation Table” and the related equity tables.

(5)Mr. Nader was appointed to our Board on March 8, 2022.

(6)Ms. Dotz ceased to a member of our Board on May 23, 2022, the date of our 2022 Annual Meeting of Stockholders.

Director Stock Ownership Guidelines
We have established stock ownership guidelines to further align our non-employee directors’ interests with those of our stockholders. The guidelines require each non-employee director to acquire and hold shares of our common stock equal in value to three times the non-employee directors’ annual cash retainer. Each non-employee director must meet such requirement prior to the five-year anniversary of the date he or she joins the Board. Messrs. Singer and Ackerman are also subject to stock ownership guidelines as discussed below under “Compensation Discussion and Analysis – Introduction and Overview – Executive Compensation Governance Policies and Best Practices.”

CORPORATE GOVERNANCE
We are committed to good corporate governance, which promotes the long-term interests of stockholders, strengthens Board and management accountability and helps build public trust. The Board of Directors has established Corporate Governance Principles which provide a framework for our effective governance. The principles address matters such as the director responsibilities, director qualifications, determination of director independence, Board committee structure, Chief Executive Officer performance evaluation and management succession. The Board regularly reviews developments in corporate governance and updates the Corporate Governance Principles and other governance materials as it deems necessary and appropriate.
The corporate governance section of our website makes available our corporate governance materials, including the Corporate Governance Principles, our Stock Ownership Policy, the charters for each Board committee and our Code of Business Conduct and Ethics. These documents are available on our website at https://ir.immersion.com/corporate-governance.
Board Leadership Structure

Our Board has determined that having Mr. Singer serve as Executive Chairman of our Board in 2022 and, effective January 3, 2023, as our President, Chief Executive Officer and Chairman of the Board, is in our best interests and those of our stockholders.
Since joining our Board in 2020, Mr. Singer has played the primary role in our Company’s transformation, new cost structure, capital allocation strategy (in combination with Mr. Martin’s efforts as Chief Strategy Officer), active management of the business and his initiation and leadership role in the litigation efforts against Meta. Further, Mr. Singer’s skillset, including his prior public company leadership roles, experience with shareholders and potential hostile shareholders, deep domain expertise with capital markets and investor relations, strategic matters and capital allocation, will be instrumental in continuing to execute on our Company’s strategy.
Messrs. Singer and Martin also bring a unique stockholder perspective to our Board. Mr. Singer is an affiliate of VIEX Capital Advisers, and Mr. Martin is an affiliate of Raging Capital Management. Each of VIEX and Raging Capital were our two largest stockholders for several years. Although these funds are no longer among our largest stockholders, Mr. Singer has purchased a considerable number of shares as an individual. We believe their experience as investors, and in some instances, actively engaging with companies in which they had invested, brings a unique and valuable stockholder perspective to our Board and our leadership structure. This perspective is critically important when the Board makes decisions regarding our corporate strategy, our operations, compensation decisions and structure and a variety of other critical decisions made by our Board.
On January 3, 2023, Elias Nader became our lead independent director. The lead independent director may communicate with our Chief Executive Officer, disseminate information to the rest of the Board in a timely manner, raise issues with management on behalf of the outside directors when appropriate, and facilitate communications between management and the outside directors. In addition, the lead independent director may have other responsibilities, including calling meetings of outside directors when necessary and appropriate, being available, when appropriate, for consultation and direct communication with our stockholders, building a productive relationship between the Board and the Chief Executive Officer, ensuring the Board fulfills its oversight responsibilities in our strategy, risk oversight and succession planning, and performing such other duties as the Board may from time to time designate.

Independence of Directors

In accordance with the standards for independence set forth in the rules of The Nasdaq Stock Market, our Board has determined that, other than our employee directors, each of the members of our Board has no relationship that would interfere with the exercise of independent judgment in carrying out his or her responsibilities as a director. The non-employee directors, Messrs. Agarwal, Nader and Wasch, and our director nominee Emily S. Hoffman, are all considered “independent” in accordance with the applicable rules of The Nasdaq Stock Market. Mr. Singer and Mr. Martin are executive officers of the Company and therefore are not independent.

Risk Management

Our Board recognizes the importance of effective risk oversight in running a successful business and in fulfilling its fiduciary responsibilities for us and our stockholders. Consistent with our Board leadership structure, our Chief Executive Officer and other members of our executive team are responsible for the day-to-day management of risk, while our Board is responsible for ensuring that we have an appropriate culture of risk management, set the right “tone at the top,” oversee our aggregate risk profile and assist management in addressing specific risks.
Our Board exercises its oversight responsibility for risk both directly and through its standing committees. Strategic, operational and competitive risks also are presented and discussed at our Board’s quarterly meetings, and more often as needed. On at least an annual basis, our Board conducts a review of our long-term strategic plans and members of our executive team report on our top risks and the steps management has taken or will take to mitigate these risks. On a regular basis between Board meetings, our Chief Executive Officer provides updates to the Board on the critical issues we face and recent developments in our principal markets.

Risk Management

·    Our Board oversees risk management.

·    Our Board and standing committees spend a portion of their time reviewing and discussing specific risk topics.

·    Company management is charged with managing risk through internal processes and controls.

Our Audit Committee is responsible for reviewing our risk management framework and programs, as well as the framework by which management discusses our risk profile and risk exposures with our full Board and its committees. Our Audit Committee meets regularly with our Chief Financial Officer, our independent auditor, our General Counsel, and other members of senior management to discuss our major financial risk exposures, financial reporting, internal controls, credit and liquidity risk, compliance risk, key operational risks, cybersecurity risk and our risk management framework and programs. Other responsibilities include at least annually reviewing the implementation and effectiveness of our compliance and ethics program and our business continuity plan and test results. Our Audit Committee meets regularly in separate executive sessions with the independent auditor, as well as with Audit Committee members only, to facilitate a full and candid discussion of risk and other issues.
Our Compensation Committee is responsible for overseeing human capital and compensation risks, including evaluating and assessing risks arising from our compensation policies and practices for all employees and ensuring executive compensation is aligned with performance. Our Compensation Committee also is charged with monitoring our incentive and equity-based compensation plans, including employee benefit plans. For additional information regarding the Compensation Committee’s review of compensation-related risk, please see the section of this proxy statement titled “Compensation Discussion and Analysis—Risk Assessment of Compensation Programs.”
Our Nominating and Corporate Governance Committee oversees risks related to our overall corporate governance, including Board and committee composition, Board size and structure, director independence, and our corporate governance profile and ratings. Our Nominating and Corporate Governance Committee also is actively engaged in overseeing risks associated with succession planning for our Board and management.
Our Strategy Committee provides assistance to our Board in various matters, including fulfilling its responsibilities with respect to reviewing, evaluating and making recommendations to the Board regarding the Company’s corporate strategy, capital allocation, cost structure, business opportunities and related matters.
Our Board believes that one of its primary responsibilities is to oversee the development and retention of executive talent and to ensure that an appropriate succession plan is in place for our Chief Executive

Officer and other members of management. Each year, the Nominating and Corporate Governance Committee meets with our executives to discuss management succession planning and to address potential vacancies in senior leadership. The Nominating and Corporate Governance Committee also annually reviews with the Board succession planning for our Chief Executive Officer. In addition to executive and management succession, the Nominating and Corporate Governance Committee regularly oversees and plans for director succession and refreshment of the Board to ensure a mix of skills, experience, tenure, and diversity that promote and support our long-term strategy. In doing so, the Nominating and Corporate Governance Committee takes into consideration the overall needs, composition and size of the Board, as well as the criteria adopted by the Board regarding director candidate qualifications. Individuals identified by the Nominating and Corporate Governance Committee as qualified to become directors are then recommended to the Board for nomination or election.
Company Policies

Our Board has adopted several policies governing directors, employees, and/or officers: (i) the Code of Business Conduct and Ethics that outlines the principles of legal and ethical business conduct, which was updated as of March 2021; (ii) the Stock Ownership Policy, which requires our executives and non-employee directors to have a direct ownership in Immersion’s common stock; (iii) the Insider Trading Policy, which outlines the procedures and guidelines governing securities trades by our employees; and (iv) the Immersion Environmental and Social Policy.
The Code of Business Conduct and Ethics is applicable to all of our directors, employees, and officers and is available on our website at https://ir.immersion.com/corporate-governance. Any substantive amendment or waiver of this policy may be made only by our Board upon a recommendation of the Audit Committee and, as required by applicable SEC rules, we intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K by disclosing such information on our website.
The Stock Ownership Policy is applicable to our executives and non-employee directors and is available on our website at https://ir.immersion.com/corporate-governance. This policy requires that these individuals hold stock equal in value to, in the case of our CEO and non-employee directors, three times, and our other executives, one times, the amount of their annual cash retainer/base salary.  This is calculated once a year and there is a five-year period in which to comply.  If it is determined that a particular person does not comply with the policy, the individual will be notified and will be required to retain 50% of the net shares received as a result of any exercise, vesting or payment of any equity awards until he or she becomes compliant.
The Insider Trading Policy applies to all of our current and former employees, directors, independent contractors, agents and consultants. The Insider Trading Policy prohibits short sales, the buying or selling of puts, calls or other derivative or similar securities of the Company or engaging in any other hedging transaction, using the Company’s securities as collateral in a margin account, or pledging the Company’s securities as collateral for a loan (or modifying an existing pledge).
Communications by Stockholders with Directors

Stockholders may communicate with any and all directors by transmitting correspondence by mail, facsimile, or e-mail, addressed as follows: Board or individual director, c/o Corporate Secretary, Immersion Corporation, 2999 N.E. 191st Street, Suite 610, Aventura, FL 33180; Fax: (408) 467-1901; E-mail Address: corporate.secretary@immersion.com. Our Corporate Secretary will maintain a log of such communications and transmit as soon as practicable such communications to the identified director addressee(s). The acceptance and forwarding of a communication to any director does not imply that the director owes or assumes any fiduciary duty to the person submitting the communication, all such duties being only as prescribed by applicable law.

Board Meetings and Committees of the Board

Attendance at Board, Committee and Annual Stockholder Meetings
Our Board and its committees meet throughout the year, hold special meetings as needed, and act by written consent from time to time. The Board met eight times during 2022. Each director attended at least 75% of the meetings of the Board and of any committees of the Board on which he or she serves or served. The total number of meetings held by each committee is set forth below under “Committees of the Board.”
We make every effort to schedule our annual meeting of stockholders at a time and date to accommodate attendance by directors, taking into account the directors’ schedules. All directors are encouraged to attend the annual meeting of stockholders. All five (5) of our then-current director nominees attended our 2022 annual meeting of stockholders.
Executive Sessions of the Board
The non-executive members of our Board and all committees of our Board regularly meet in executive session without management present at each regularly scheduled Board and committee meeting.
Committees of the Board
The Board has a separately-designated standing Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Strategy Committee.
The Board has also adopted a written charter for each of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. Each written charter is available on our website at https://ir.immersion.com/corporate-governance.
In each case, our Board has delegated the responsibilities set forth below to the respective committee; however, our Board may from time to time, perform the duties itself.
The table below provides current membership (M) and chairmanship (C) information for the following standing committees.

Name	Audit	Compensation	Nominating and Corporate Governance	Strategy
Sumit Agarwal	M	M	C
Eric Singer				M
William Martin				C
Frederick Wasch	M		M
Elias Nader	C	C	M

Audit Committee and Audit Committee Financial Expert

Members:	Elias Nader (Chairman) Sumit Agarwal Frederick Wasch
Number of Meetings in Fiscal Year 2022:	4
Independence:	Our Board has determined that each member of the Audit Committee meets the independence criteria set forth in the applicable rules of The Nasdaq Stock Market and the SEC for Audit Committee membership.

Financial Expert:	Our Board has determined that all members of the Audit Committee possess the level of financial literacy required by applicable Nasdaq Stock Market and SEC rules and that in accordance with section 407 of the Sarbanes-Oxley Act of 2002, at least one member of the Audit Committee, Mr. Nader, is an “audit committee financial expert,” as defined in the rules of the SEC. Prior to Mr. Nader’s appointment to the Audit Committee, Ms. Dotz was the “audit committee financial expert.”
Responsibilities:
Our Audit Committee provides assistance to our Board in various matters, including fulfilling its responsibilities with respect to the following:

•retaining, overseeing, compensating, communicating with, determining the independence of, and, if necessary, terminating and replacing our independent registered public accounting firm;
•reviewing the scope of audit and pre-approving permissible non-audit services by our independent registered public accounting firm
•reviewing the accounting principles and auditing practices and procedures to be used for our financial statements and related disclosures
•preparing the audit committee report to be included in our annual proxy statement as required by the SEC;
•overseeing cybersecurity initiatives;
•overseeing procedures for the treatment of complaints on accounting, internal controls, or audit matters;
•reviewing the results of the audits of our financial statements;
•reviewing risk management framework and programs; and
•reviewing related party transactions.

Compensation Committee

Members:	Elias Nader (Chairman) Sumit Agarwal
Number of Meetings in Fiscal Year 2022:	4
Independence:
Our Board has determined that each member of the Compensation Committee meets the independence criteria set forth in the applicable Nasdaq Stock Market rules as a “non-employee director,” as defined in Rule 16b-3 under Section 16 of the Exchange Act.

Responsibilities:
Our Compensation Committee provides assistance to our Board in various matters, including with respect to the following:
•overseeing our general compensation structure, policies and programs, and assessing whether our compensation structure establishes appropriate incentives for management and employees and properly aligning executive compensation with stockholder interests and business performance;
•making recommendations to the Board with respect to and administration of our equity-based compensation plans, including our equity incentive plans and employee stock purchase plan;
•reviewing the “Compensation Discussion and Analysis” to be included in the Company’s public filings;
•reviewing and approving compensation packages for our executive officers;
•reviewing and approving employment and retention agreements and severance arrangements for executive officers, including change-in-control provisions, plans or agreements; and
•reviewing the compensation of directors for service on the Board and its committees and recommending changes in compensation to the Board.
Other than the delegation to the Chief Executive Officer of the authority to grant awards under certain equity plans pursuant to guidelines set by the Board, our Compensation Committee has not delegated any of its duties under its charter. The Compensation Committee may, however, from time to time, delegate duties or responsibilities to subcommittees or to one member of the Compensation Committee.

Nominating and Corporate Governance Committee

Members:	Sumit Agarwal (Chairman) Elias Nader Frederick Wasch
Number of Meetings in Fiscal Year 2022:	The Nominating & Corporate Governance Committee acted by written consent in 2022 and also discussed Nominating & Corporate Governance Committee matters in Board meetings.
Independence:	Our Board has determined that each member of the Nominating and Corporate Governance Committee meets the criteria for independent Board members set forth in the applicable Nasdaq Stock Market rules.
Responsibilities:
Our Nominating and Corporate Governance Committee provides assistance to our Board in various matters, including fulfilling its responsibilities with respect to the following:

•identifying, evaluating, recruiting, and recommending candidates for Board positions to our Board and recommending to our Board policies on Board and committee composition and criteria for Board membership;
•Making recommendations for director candidates (i) proposed by the Company’s Chief Executive Officer and by any director and (ii) recommended by a stockholder pursuant to procedures adopted by the Committee and disclosed in this proxy statement for the 2023 Annual Meeting;
•recommending to our Board, and reviewing on a periodic basis, our succession plan, including policies and principles for selection and succession of the Chief Executive Officer in the event of an emergency or the resignation or retirement of our Chief Executive Officer;
•reviewing the independence of each director;
•periodically reviewing policies and the compliance of senior executives with respect to these policies;
•reviewing our compliance with corporate governance listing requirements of The Nasdaq Stock Market; and
•assisting our Board in developing criteria for the annual evaluation of our Chief Executive Officer, director and committee performance.

Strategy Committee

Members:	William Martin (Chairman) Eric Singer
Responsibilities:
Our Strategy Committee provides assistance to our Board in various matters, including fulfilling its responsibilities with respect to the following:

•reviewing and making recommendations to the Board regarding the implications of material investments, restructurings, joint ventures, mergers and acquisitions and divestitures of the Company;
•reviewing and making recommendations to the Board regarding the Company’s capital plan and its short-and long-term financial strategies;
•reviewing and making recommendations to the Board regarding the Company’s cost structure; and
•making recommendations to the Board regarding actions to be considered in furtherance of the Strategy Committee’s purpose;

RELATED PERSON TRANSACTIONS
In accordance with our Audit Committee charter, our Audit Committee is responsible for reviewing and approving the terms and conditions of any related party transactions. Review of any related party transaction would include reviewing each such transaction for potential conflicts of interests and other improprieties. Except as described in “Director Compensation” above and in “Executive Compensation” below, since January 1, 2022, there has not been, nor is there currently proposed, any transaction or series of similar transactions, to which we are or were a party, in which the amount involved exceeds $120,000 and in which any of our directors, executive officers, or holders of more than 5% of our capital stock, or any of the immediate family members of such persons, had or will have a direct or indirect material interest.
In addition to indemnification provisions in our Bylaws, we have entered into agreements to indemnify our directors and executive officers. These agreements provide for indemnification of our directors and executive officers for certain types of expenses, including attorneys’ fees, judgments, fines, and settlement amounts incurred by persons in any action or proceeding, including any action by us or in our right, arising out of their services as our director or executive officer. We believe that these provisions and agreements are necessary to attract and retain qualified persons as directors and executive officers.
Interest of Certain Persons in Matters to Be Acted Upon
No person who has served as an officer or director of the Company since January 1, 2022, nor any director nominee, and no associate of such a person, has any substantial interest in the matters to be acted upon at the Annual Meeting, other than (i) as a result of his or her role as an officer or director of the Company, or (iii) in his or her role as a shareholder in proportion to his or her percentage shareholding.

OWNERSHIP OF OUR EQUITY SECURITIES
Directors and Executive Officers

The following table sets forth information regarding beneficial ownership of Immersion Corporation common stock by each director, each director nominee, each individual named in the 2022 Summary Compensation Table on page 43, and our directors, director nominees and executive officers as a group, all as of February 8, 2023. Unless otherwise noted, voting power and investment power in Immersion Corporation common stock are held solely by the named person. The address of each of the individuals named below is c/o Immersion Corporation, 2999 N.E. 191st Street, Suite 610, Aventura, FL 33180.

Name	Aggregate Number of Shares of Common Stock Beneficially Owned	Percent of Outstanding Shares of Common Stock**
Eric Singer(1)	445,050	1.4%
William Martin(2)	568,176	1.8%
Francis Jose(3)	29,473	*
Aaron Akerman(4)	154,230	*
Sumit Agarwal(5)	94,468	*
Elias Nader(6)	27,223	*
Frederick Wasch(7)	32,658	*
Emily S. Hoffman	43,000	*
All directors, director nominees and executive officers as a group (8 persons)	1,394,278	4.3%

*    Less than 1% of issued and outstanding shares of Immersion Corporation common stock.
**    Based on 32,356,381 issued and outstanding shares of Immersion Corporation common stock as of February 8, 2023.

(1)Consists of (i) 397,199 shares of common stock, (ii) 22,851 RSAs subject to vesting conditions expected to occur within 60 days of February 8, 2023, and (iii) 25,000 RSUs subject to release within 60 days of February 8, 2023.
(2)Consists of (i) 520,325 shares of common stock, (ii) 22,851 RSAs subject to vesting conditions expected to occur within 60 days of February 8, 2023, and (ii) 25,000 RSUs subject to release within 60 days of February 8, 2023.
(3)Consists of (i) 25,990 shares of common stock and (ii) 3,483 RSUs subject to release within 60 days of February 8, 2023.
(4)Consists of (i) 41,522 shares of common stock, (ii) 1,875 PSUs subject to release within 60 days of February 8, 2023 and (iii) options to purchase 110,833 shares of common stock subject to vesting conditions expected to occur within 60 days of February 8, 2023.
(5)Consists of (i) 71,617 shares of common stock and (ii) 22,851 RSAs subject to vesting conditions expected to occur within 60 days of February 8, 2023.
(6)Consists of (i) 4,372 shares of common stock and (ii) 22,851 RSAs subject to vesting conditions expected to occur within 60 days of February 8, 2023.
(7)Consists of (i) 9,807 shares of common stock and (ii) 22,851 RSAs subject to vesting conditions expected to occur within 60 days of February 8, 2023.

Principal Stockholders

Set forth in the table below is information about the number of shares held by persons we know to be the beneficial owners of more than 5% of the issued and outstanding Immersion Corporation common stock as of February 8, 2023. Unless otherwise noted, to our knowledge, voting power and investment power in Immersion Corporation common stock are held solely by the named entity.

Name and Address	Aggregate Number of Shares of Common Stock Beneficially Owned	Percent of Outstanding Shares of Common Stock(1)	Additional Information
Barclays Bank PLC 1 Churchill Place, London, E14 5HP, England	1,817,256	5.6%	Based solely on a Schedule 13G filed with the SEC on February 11, 2022, Barclays Bank PLC has sole voting and disposition power with respect to 1,817,256 shares.
Barclays PLC 1 Churchill Place, London, E14 5HP, England	1,816,911	5.6%	Based solely on a Schedule 13G filed with the SEC on February 11, 2022, Barclays PLC has sole voting and disposition power with respect to 1,816,911 shares.

(1)    Calculated on the basis of 32,356,381 shares of common stock outstanding as of February 8, 2023.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires executive officers and directors and persons who beneficially own more than 10% of our common stock (the “Reporting Persons”) to file initial reports of ownership and reports of changes in ownership with the SEC. Reporting Persons are required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company and written representations from the executive officers and directors, the Company believes that the Reporting Persons complied with all Section 16(a) filing requirements since January 1, 2022.

EXECUTIVE OFFICERS
This section includes biographical information for our named executive officers for the fiscal year end December 31, 2022, other than Mr. Singer and Mr. Martin.

Name	Age	Positions	Officer Since
Eric Singer	49	Executive Chairman(1)	2020
Francis Jose	48	Chief Executive Officer and General Counsel(2)	2021
Aaron Akerman	53	Chief Financial Officer and Treasurer	2020
William C. Martin	44	Chief Strategy Officer	2021

(1)On January 3, 2023, Mr. Singer was appointed as our President, Chief Executive Officer, and Chairman of the Board.
(2)On January 3, 2023, Mr. Jose ceased being our Chief Executive Officer, but retained his position as our General Counsel.

Francis Jose
Education: J.D. from Santa Clara University School of Law, an M.B.A. from Santa Clara University’s Leavy School of Business, and a B.A. in Economics and Psychology from the University of California, Berkeley.

Professional Experience: As of January 3, 2023, Mr. Jose serves as our General Counsel. Prior to that, he served as the Company’s CEO and General Counsel since August 2021. Previously, Mr. Jose served as the Company’s General Counsel and Senior Vice President, IP Licensing & Legal Affairs from May 2021 to August 2021. Mr. Jose joined the Company in February 2009 as Corporate Counsel and was promoted in November 2010 to the position of Associate General Counsel. In February 2017, Mr. Jose became the Company’s Deputy General Counsel & Vice President, Legal Affairs. Prior to joining the Company, Mr. Jose served as an Associate at Morrison & Foerster LLP from September 2003 to February 2009.

Aaron Akerman
Education: Bachelor of Commerce, Finance and Accounting and a Graduate Diploma in Public Accountancy from McGill University
Professional Experience: Prior to joining the Company in January 2020, Mr. Akerman was CFO of Hypertec Group, a global provider of IT solutions, products and services from May 2019 to January 2020 and VP of Finance of Hypertec Group from November 2017 to May 2019. From February 2010 to October 2016, Mr. Akerman served as CFO of Lasik MD Group, a provider of laser vision correction services. As CFO of Lasik MD Group, Mr. Akerman played an active role in the M&A team, including overseeing the completion of several acquisitions. From 2003 to 2009, Mr. Akerman served as the VP of Finance of OZ Communications Inc., a developer of mobile messaging software. Mr. Akerman is also a Chartered Professional Accountant and CFA® charterholder. CFA® is a registered trademark owned by CFA Institute.

COMPENSATION DISCUSSION AND ANALYSIS
In this Compensation Discussion and Analysis (“CD&A”), we summarize our objectives regarding the compensation of our named executive officers, including how we determine the elements and amounts of their compensation. Included below are discussions regarding how our executive compensation program ties to our strategic goals and objectives and supports stockholder value creation. Specifically, we will discuss our compensation philosophy (including our pay-for-performance philosophy), our compensation approach, our compensation determinations and our policies and practices related to executive compensation. Our executive compensation program reflects a commitment to:
•align compensation with our annual and long-term business objectives and performance;
•enable us to attract, retain and reward executive officers and other key employees who contribute to our long-term success;
•motivate our executive officers to enhance long-term stockholder value; and
•position us competitively among the companies against which we recruit and compete for talent.
Our named executive officers (NEOs) for fiscal 2022 were as follows:

Name	Title
Eric Singer(1)	Executive Chairman
Francis Jose(1)	Chief Executive Officer and General Counsel
Aaron Akerman	Chief Financial Officer
William Martin	Chief Strategy Officer

(1)    On January 3, 2023, Mr. Singer was appointed as our President, Chief Executive Officer, and Chairman of the Board. Mr. Jose retained his position as our General Counsel.

Introduction and Overview

In the past year, we have continued our remarkable transformation into a consistently profitable business with an enviable balance sheet. Our Board and management have continued to optimize our cost structure by simplifying our operating priorities and eliminating unnecessary costs. We have succeeded in accumulating a strong cash position which provides us with considerable optionality as we pursue our strategic initiatives and work to drive long-term shareholder value.
2022 has also exemplified our laser focus on capitalizing on our intellectual property assets and leading the widespread adoption of touch feedback and related technologies in a broad array of products and markets. We are excited about the growing opportunities in the AR/VR/metaverse market, particularly with the proliferation of dozens of devices now available in the marketplace where haptics is crucial to an immersive user experience, and continue to take steps to ensure the relevance of our intellectual property in this burgeoning space, either through the execution of licenses or by proactive enforcement.
2022 Business and Compensation Highlights

Our Board and management have continued to optimize our cost structure by simplifying our operating priorities and eliminating unnecessary costs. We have succeeded in accumulating a strong cash position which provides us with considerable optionality as we pursue our strategic initiatives and work to drive long-term shareholder value.

2022 has also exemplified our laser focus on capitalizing on our intellectual property assets and leading the widespread adoption of touch feedback and related technologies in a broad array of products and markets, and provide the best opportunity to achieve sustained growth and profitability.
The following are highlights of our business results and shareholder value creation decisions in 2022:

•$38.5 million in revenues, up approximately 9.7% from 2021.
•$30.7 million in net income, or $0.92 per diluted share.
•$29.4 million in non-GAAP net income, or $0.88 per diluted share, up approximately 42.7% from 2021.1
•Filed a legal complaint in the United States District Court of the Western District of Texas against Meta Platforms that alleges infringement of six of our patents.
•Signed license agreements with ELAN Microelectronics Corporation and Vishay Intertechnology, and expanded our license agreement with Mobase Co.
•Renewed multi-year license agreements with Google, Nippon Seiki and Dongwoon Anatech.
•Announced a new $50 million stock repurchase program.
•Announced the payment of a special dividend in January 2023 and commencement of regular dividend payments in 2023.
•50% of the long-term equity incentive awards granted to our current named executive officers were performance-based with rigorous performance goals and targets.
Based on the foregoing, we believe our increases in NEO compensation in 2022 is in line with our improved financial and stock performance.
Leadership Transition
As of a result of our ongoing transformation efforts, we have had changes in our leadership structure and the individuals who fill these leadership roles over the past few years. In August 2021, we promoted Francis Jose to be our Chief Executive Officer (CEO), and we tapped Mr. Singer and Mr. Martin to become executive officers at the end of 2021 in recognition of their active management of our business, investment expertise and capital allocation strategy.
After careful consideration by the Compensation Committee and the Board, we named Mr. Singer to be the Company’s President, Chief Executive Officer and Chairman of the Board effective as of January 3, 2023. In selecting Mr. Singer to assume the CEO role, the Board considered Mr. Singer’s primary role in our transformation, new cost structure, capital allocation strategy (in combination with Mr. Martin’s efforts as Chief Strategy Officer), active management of the business and his initiation and leadership role in our IP enforcement strategies. The Board considered Mr. Singer’s skill set, including his prior public company leadership roles, experience with shareholders, deep domain expertise with capital markets and investor relations, strategic matters and capital allocation. The Board also considered Mr. Singer’s appointment in the context of the challenges our business faces. Additionally, the Board considered the benefits of having worked with Mr. Singer in the Executive Chair role, having been able to evaluate his performance in that role and his familiarity with our Company.
Our Board believes Mr. Singer’s significant experience in operations, transactions and capital allocation as well as his deep technology experience will help to drive long-term shareholder value creation. In January 2023, Mr. Jose returned to his role of General Counsel and oversees our ongoing intellectual property licensing efforts.
In determining Mr. Singer’s new compensation package our Compensation Committee retained Compensia. Our Compensation Committee, with input from Compensia, considered Mr. Singer’s potential compensation package based on compensation packages of a set of peer companies, as discussed below.
1 A reconciliation to GAAP net income and net loss is found in Exhibit 99.1 of our Form 8-K filed with the SEC on February 23, 2023.

In connection with the appointment of Mr. Singer as our President and Chief Executive Officer, we entered into an offer letter with Mr. Singer pursuant to which Mr. Singer will receive a starting annualized base salary of $795,000, retroactive to October 1, 2022. Additionally, Mr. Singer received a signing bonus of $100,000, which he will be required to pay back on a pro rata basis if he voluntarily resigns or is terminated for cause on or before the first anniversary of January 3, 2023. Mr. Singer will continue to be eligible to receive an annual cash bonus pursuant to our executive bonus plan, which for 2023 will be targeted at 100% of his base salary, with the actual amount of the bonus based on the achievement of performance metrics established by our Compensation Committee. Mr. Singer continued to be eligible to receive his existing 2022 bonus under the 2022 Bonus Plan based on his service as Executive Chairman.
In addition, Mr. Singer was granted RSUs to acquire 400,000 shares of our common stock under our equity plan, and while he serves on our Board, he will remain eligible to receive an RSA at each annual stockholder meeting with the same grant date value and subject to the same vesting and other terms as other directors.
Mr. Singer also entered into an Amended and Restated Change of Control and Severance Agreement, the terms of which are described below.
Overview of our Executive Compensation Program
In determining the compensation of our named executive officers, the Compensation Committee evaluates various factors, including the following:
•our overall business and financial performance;
•how our compensation program can drive our strategic goals and support stockholder value creation;
•the individual’s performance, experience and skills;
•compensation previously paid or awarded to the individual; and
•competitive market data for similar positions based on an analysis consisting of a blend of data from our compensation peer group.
The Compensation Committee had established an executive compensation program that consisted of three principal elements: base salary, short term cash incentive awards and long-term equity-based incentive awards. The Compensation Committee believes that by allocating compensation among these elements, our overall executive compensation program appropriately balances compensation-related risk and the desire to focus our named executive officers on specific short-term and long-term goals important to our overall success.

Base Salary	Base salaries are fixed pay set with consideration of responsibilities, market data and individual contribution, in order to attract and retain talented executives.
Annual Cash Incentives	Annual cash incentives are intended to motivate and reward our executives for the achievement of corporate, litigation and individual objectives.
Long-Term Equity Incentives	Long-term equity awards incentivize executives to deliver long-term shareholder value, while also providing a retention vehicle for our top executive talent.

Executive Compensation Governance Policies and Best Practices
In designing our executive compensation program, we have implemented policies and practices to create alignment with our stockholders and that support our commitment to good corporate governance as follows:

•Clawback. Our Executive Incentive Plan provides the Company with the authority to require repayment of annual cash incentive awards in instances of fraudulent activity and/or misstated financials or otherwise inaccurate financial reporting.
•No Tax Gross-Ups. Tax gross-ups are not provided to our executive officers for personal expenses or if excise taxes are incurred following a qualifying termination of employment in connection with a change in control of the Company.
•Independent Compensation Consultant. Beginning in November 2022, our Compensation Committee engaged Compensia, Inc. (“Compensia”) as its independent compensation consultant. Prior to November 2022, our Compensation Committee had engaged Semler Brossy Consulting Group (“Semler”). Compensia and Semler provided services only to the Compensation Committee and provided no other services to us during fiscal 2022.
•Stock Ownership Guidelines. We have established stock ownership guidelines to further align our executive officers’ interests with those of our stockholders. The guidelines require our executive officers to acquire and hold shares of our common stock having a value equal to three, in the case of our CEO, and one, in the case of our other executive officers, times their base salary divided by the average closing price for the 12-month period ending on December 31.
•No Repricing of Underwater Options. Repricing of stock options is expressly prohibited by our equity incentive plan without the approval of our stockholders.
•No Executive Pension Benefits. Named executive officers participate in the same defined contribution retirement plans as our other employees.
•Anti-Hedging and Anti-Pledging Policy. Our named executive officers are subject to our Insider Trading Policy, which prohibits short sales, hedging or pledging of stock.
•Annual Say-on-Pay. We annually submit “say on pay” advisory votes for shareholder consideration and vote.
The Compensation Committee believes that the policies and practices described above clearly demonstrate our commitment to, and consistent execution of, an effective performance-oriented executive compensation program.
2022 Say on Pay Vote
At the annual meeting of our stockholders held in May 2022, approximately 88% of the total stockholders’ votes cast were voted in favor of the fiscal 2021 compensation of our named executive officers. While this vote was not binding on the Company, the Board, or the Compensation Committee, we believe that it is important for our shareholders to have an opportunity to vote on this proposal on an annual basis to express their views regarding executive compensation.
Additionally, in evaluating our compensation program, we routinely have discussions with our largest shareholders regarding many topics, which include discussions related to our compensation strategies.
We have determined that our stockholders should vote on a say on pay proposal each year, consistent with the preference expressed by our stockholders at the 2017 annual meeting.
Compensation Philosophy

The primary objective of our executive compensation program is to align compensation with our overall business goals and stockholder interests. Our compensation objective is to attract and retain top tier executive talent capable of managing in a dynamic business environment and motivate them to achieve above-market performance with a long-term view in creating stockholder value. To this end, our executive compensation philosophy reflects:
•a pay-for-performance model that delivers a significant portion of an executive’s total cash compensation based on overall Company and individual performance;

•an emphasis on long-term equity-based incentive awards that link a meaningful portion of executive compensation to the appreciation in value of our common stock; and
•evaluation of our pay levels and compensation practices against a peer group that is reasonable and appropriate for our Company.
Although the Compensation Committee has not established a fixed policy for the allocation between cash and equity compensation or short-term and long-term compensation, the Compensation Committee, as part of its evaluation of the compensation of our executive officers, reviews not only the individual elements of compensation, but also total compensation.
At the same time, our Compensation Committee views the compensation of our executive officers in the context of our overall corporate strategy and objectives. In 2022, one of the primary objectives of the Company was to realign its cost structure with its sales and focus on maintaining profitability. As a result, our Compensation Committee has approached executive compensation with an objective of maintaining and incenting talented executives, but at the same time being judicious with corporate resources to further overall corporate objectives.
Compensation Determination Process

Role of Compensation Committee
The Compensation Committee reviews and recommends to the Board for approval all compensation programs (including equity compensation) applicable to our named executive officers and directors, our overall strategy for employee compensation, and the specific compensation of our Chief Executive Officer.
The Compensation Committee approves the compensation of all other executive officers. The Compensation Committee has the sole authority to select and retain consultants, consulting firms, legal counsel, accounting and other advisers, as it deems appropriate.
Role of Chief Executive Officer and Executive Chairman in Compensation Decisions
While the Compensation Committee determines our overall compensation philosophy, our Board sets the compensation for our Chief Executive Officer. Our Chief Executive Officer (and prior to his appointment as Chief Executive Officer, our Executive Chairman) also provides our Board and the Compensation Committee with his perspective on the performance of our named executive officers as part of the determination of the individual portion payable under the executive incentive plans (as described below) and the annual personnel review as well as a self-assessment of his own performance.
Our Chief Executive Officer is also a current member of our Board of Directors but is not present during discussions by the Compensation Committee or our Board relating to his own compensation. Our Chief Executive Officer recommends to the Compensation Committee specific compensation amounts for named executive officers other than himself, and the Compensation Committee considers those recommendations and the information provided by its compensation consultant concerning peer group comparisons and industry trends when making its compensation decisions. Our Chief Executive Officer and members of our management team regularly attend portions of the Compensation Committee’s meetings to provide perspectives on the competitive landscape and the needs of the business, information regarding our performance, and technical advice. Members of the Compensation Committee also participate in our Board’s annual review of the Chief Executive Officer’s performance and its setting of annual performance goals, in each case led by our lead independent director.
Role of the Compensation Consultant
The Compensation Committee uses a compensation consultant primarily to provide input on compensation trends and developments and to assist with the analysis of competitive executive compensation levels and trends. The compensation consultant also provides a valuable outside perspective on executive compensation practices.

In establishing executive compensation for fiscal 2021, the Compensation Committee engaged Semler to serve as its compensation consultant up until November 2022 after which Compensia was engaged.
Compensia and Semler were engaged directly by the Compensation Committee and do not provide any other unrelated products or services to us. Based on its review of the factors set forth in the Nasdaq listing standards, the Compensation Committee has determined that the work performed by Compensia and Semler during fiscal year 2022 did not raise a conflict of interest.
Peer Group and Competitive Positioning
For fiscal 2022, there was no change to the following peer group established by Compensia in 2020:

Acacia Research	CEVA	CyberOptics
Digimarc	Finjan Holdings	GSI Technologies
Impinj	Intelligent Systems	Luna Innovations
Mitek Systems	MobileIron	NVE
PDF Solutions	Pixelworks	SeaChange International
VirnetX Holding Corp

In determining the peer group for 2020, the Compensation Committee reviewed the peer group used in fiscal 2019 against the objective criteria used for selecting peers in 2019 including companies in the IP licensing, semiconductor, software, technology hardware, storage and peripherals, and other technology/hardware equipment industries with revenues that were approximately one-half to three times our revenues for 2019 and market capitalizations equal to approximately one-half to three times our market capitalization. The following companies were deleted from the peer group in 2020: Aquantia, Datawatch, Agilysys, Mesa Laboratories and USA Technologies.

As part of the Compensation Committee’s retention of Compensia, it requested that Compensia review the Company’s peer group, which had not been revised since 2020, and recommend an updated peer group. As a result of this process and upon Compensia’s advice, the Compensation Committee established the following peer group:

Acacia Research	American Software	Arlo Technologies
AstroNova	CEVA	CyberOptics
Decisionpoint Software	Intevac	Kopin
Mitek Systems	Network-1 Technologis	PaySign
Park City Group	Transact Technologies	Virnet Holding Corp
While the Compensation Committee believes that comparisons to competitive market data are a useful tool, it does not believe that it is appropriate to establish executive compensation levels based solely on a comparison to market data. Due to the variations between companies’ reporting and the roles for which compensation for these companies is ultimately disclosed, directly comparable information is not available from each peer group company with respect to each of our named executive officers. In considering market compensation data, the Compensation Committee recognizes that executives at different companies can play significantly different roles, with different responsibilities and scopes of work, even though they may hold similar titles or nominal positions. The Compensation Committee therefore uses the competitive market data as a starting point while also considering subjective factors such as experience, skills, competencies and performance.

Elements of Compensation

Our named executive officers’ total compensation includes base salary, short term cash incentive awards under our executive incentive plan, and long-term equity incentive compensation.

Base Salary
In determining base salaries for our named executive officers, the Compensation Committee considered the market data for executives serving in similar positions, as well as individual performance, experience and skills.
On May 25, 2022, as part of our Compensation’s Committee’s continuing efforts to retain key executives, our Compensation Committee approved the following increases in our increase to the annual base salary of Mr. Jose from $345,000 to $379,500, an increase to the annual base salary of Mr. Akerman, from CAD$310,000 to CAD$335,000, and an increase to the annual base salary of Mr. Singer from $450,000 to $495,000. As discussed above, in connection with Mr. Singer’s appointment as President, Chief Executive Officer and Chairman of the Board, his base salary was increased for 2023 to $795,000. The named executive officers’ earned base salaries for 2022 are reported in the “Summary Compensation Table” below.
Annual Cash Incentives

Our approach to annual incentive compensation supports our pay-for-performance philosophy and aligns individual payouts with the goals set forth in our annual operating plan. Under our annual bonus plan, executives are eligible for cash awards based on our attainment of performance goals established by the Compensation Committee as part of our annual operating and strategic planning process.

On May 26, 2022, our Compensation Committee approved the 2022 Bonus Plan, which was designed to align executive compensation with our performance during our 2022 fiscal year. The Compensation Committee approved a bonus structure providing for bonuses payable for achievement of semi-annual performance targets tied to adjusted non-GAAP operating income. In addition, the Compensation Committee determined that the bonus payable for achievement of the milestone for the first half of 2022 would be delayed until January 2023 and made subject to continued employment of the named executive officer through the payment date (with no loss of eligibility upon death, disability or termination by the Company, with or without cause).

Pursuant to the 2022 Bonus Plan, Mr. Jose was eligible earn cash bonuses of up to 50% of his base salary, Mr. Akerman was eligible to earn cash bonuses of up to 40% of his base salary, Mr. Singer was eligible to earn cash bonuses of up to 100% of his base salary, and Mr. Martin was eligible to earn cash bonuses of up to 100% of his base salary. Unless otherwise determined by our Compensation Committee, to earn an actual award, a named executive officer must be employed by the Company through the date the bonus is paid.

On December 29, 2022, our Compensation Committee certified that the performance targets had been met or exceeded, and determined that Messrs. Jose and Mr. Akerman would receive bonuses at 100% of target. In addition, the Compensation Committee noted extraordinary contributions by Messrs. Singer and Martin in 2022, including their implementation of our IP enforcement and capital allocation strategies and were impactful to our stock price and drove value for all our stockholders. In light of such contributions, our Compensation Committee approved an additional 50% payout of the bonus amounts to Messrs. Singer and Martin, such that each of their total bonus payout for 2022 would be 150% their respective base salary earned in 2022. The named executive officers’ earned bonuses for 2022 are reported in the “Summary Compensation Table” below.
Long-Term Equity Incentive Awards

The Compensation Committee believes that a significant emphasis on performance-based restricted stock unit awards (PSUs) enhance the pay-for-performance aspect of the compensation program and also further align the interests of executive management with our stockholders. Accordingly, on January 25, 2022, the Compensation Committee approved equity awards for Messrs. Singer and Martin with 50% of the target award value consisting of PSUs, and 50% of the award value consisting of restricted stock units (RSUs). The Compensation Committee further determined that Messrs. Jose and Akerman’s existing equity ownership level was appropriate relative to their roles in the Company.

The RSUs vest over a three-year period in quarterly installments, subject to such named executive officer’s continued service to the Company in the capacity of employee or director. Each PSU granted in 2022 is eligible to vest upon the achievement of certain stock price targets as set forth in the table below.

Stock Price Target	Amount of PSU Award Eligible to Vest
$7.50	33.33%
$8.75	33.33%
$10.00	33.34%

Each stock price target is achieved upon certification of the Compensation Committee that the volume weighted average price of the common stock meets or exceeds such stock price target in any 100 calendar day-period falling within the period beginning on January 1, 2022 and ending on January 1, 2027.

Vesting is also subject to continued employment with the Company through the applicable vesting dates, which occur upon the later of: (i) the date of achievement of the applicable performance milestone, or (ii) the service vesting date, which service vesting date occurs over a three-year period commencing on January 1, 2022, with 1/12th of the total number of shares eligible to vest each quarterly period, subject to such named executive officer’s continued service to the Company in the capacity of employee or director and achievement of the applicable performance milestone.

Additional Compensation Policies and Practices

Severance and Change in Control Payments
We have entered into retention and change in control agreements with our Chief Executive Officer, Chief Financial Officer, Chief Strategy Officer, and General Counsel, with the goal of retaining such executive officers during the pendency of a proposed change of control transaction, and in order to align the interests of the executive officers with the interests of our stockholders in the event of a potential change in control of the Company. These arrangements are intended to attract and retain qualified executives who could have other job alternatives that may appear to them to be less risky absent these arrangements, particularly given the significant level of acquisition activity in our industry.
Pursuant to our severance arrangement with Eric Singer, our President, Chief Executive Officer, and Chairman of the Board, Mr. Singer will be entitled, in the event that his employment is involuntarily terminated either before or following a change of control, to receive (i) a lump sum cash severance payment equal to 300% of his then effective base salary and target bonus; (ii) payments for COBRA premiums for up to 18 months, if an appropriate election is made, following his termination date; and (iii) acceleration in full of any outstanding equity awards. Payment of the foregoing benefits is conditioned upon execution of a general release of claims.
Pursuant to our severance arrangement with Mr. Martin, our Chief Strategy Officer, Mr. Martin will be entitled, in the event that his employment is involuntarily terminated either before or following a change of control, to receive (i) a lump sum cash severance payment equal to 200% of his then effective base salary and target bonus; (ii) payments for COBRA premiums for up to 18 months, if an appropriate election is made, following his termination date; and (iii) acceleration in full of any outstanding equity awards. Payment of the foregoing benefits is conditioned upon execution of a general release of claims.
Pursuant to our severance arrangement with Aaron Akerman, our Chief Financial Officer, in the event that Mr. Akerman’s employment is terminated without cause or if he resigns for good reason, Mr. Akerman would be entitled to receive, 30 days after his termination, as severance, (i) a payment equal to 12 months of his base salary and (ii) health insurance premium payments until the earlier of (x) 12 months after his termination date, or (y) the date on which he first becomes eligible to obtain other group health insurance coverage. In the event that, within 1 year following a change of control, Mr. Akerman’s employment is terminated without cause or if he resigns for good reason, Mr. Akerman would be entitled to receive, 30 days after his termination, as severance, (i) a payment equal to 12 months of his base salary and (ii) health insurance premium payments until the earlier of (x) 12 months after his termination date, or (y) the date on which he first becomes eligible to obtain other group health insurance coverage. Mr. Akerman would also be entitled to immediate vesting of 100% of his then-unvested Company equity awards.
Pursuant to our severance arrangement with Francis Jose, our General Counsel, Mr. Jose will be entitled, in the event that his employment is involuntarily terminated more than three (3) months prior to or twelve (12) months after a change of control, to receive (i) a lump sum cash severance payment equal to 50% of his then effective base salary; and (ii) payments for COBRA premiums for up to 6 months. If Mr. Jose’s employment with the Company terminates as a result of an involuntary termination either on or at any time within twelve months (12) months after a change of control, or within three (3) months prior to a change of control, then Mr. Jose would be entitled to receive (i) a lump sum cash severance payment equal to 100% of his then effective base salary; (ii) payments for COBRA premiums for up to 12 months; and (iii) immediate vesting of 100% of his then-unvested Company equity awards.
In January 2023, we approved PSUs and RSUs for our Executive Chairman and Chief Strategy Officer. The vesting of these equity awards accelerates in full upon certain events, consisting of (i) termination without cause or resignation for good reason prior to a change in control; and (ii) upon consummation of a change of control, with any remaining performance milestones to be met at the time of the triggering event deemed automatically met in full.
Limited Perquisites and Other Benefits
We provide certain named executive officers with perquisites and other personal benefits that the Compensation Committee believes are reasonable and consistent with our overall compensation programs and philosophy and which benefits are generally available to all our employees.
Stock Ownership Policy
Our executive officers and non-employee directors are subject to a stock ownership policy that is available on our website at https://ir.immersion.com/corporate-governance. See “Corporate Governance—Company Policies” above.
Impact of Accounting and Tax Requirements on Compensation
The Company considers the effects of Section 162(m) of the Internal Revenue Code, which generally disallows the tax deduction for compensation in excess of $1 million for certain covered individuals. The compensation committee believes that stockholder interests are best served if its discretion and flexibility in awarding compensation is not restricted, even though some compensation awards may result in non-deductible compensation expenses. Therefore, the compensation committee has approved salaries and other awards for executive officers that were not fully deductible because of Section 162(m) and, in light of the repeal of the performance-based compensation exception to Section 162(m), expects in the future to approve additional compensation that is not deductible for income tax purposes.
Risk Assessment of Compensation Programs
Our Compensation Committee considers potential risks when reviewing and approving our compensation programs. We have designed our compensation programs, including our incentive compensation plans, with specific features to address potential risks while rewarding our employees for achieving financial and strategic objectives through prudent business judgment and appropriate risk taking. The following elements have been incorporated in our compensation programs for our named executive officers:
•A Balanced Mix of Compensation Components – The target compensation mix for our named executive officers is composed of base salary, short-term cash incentive awards and long-term equity incentives, representing a mix that is not overly weighted toward short-term cash incentives.
•Multiple Performance Factors – Our short-term and long-term incentive compensation plans use both Company-wide metrics and individual performance, which encourage focus on the achievement of objectives for our overall benefit.
◦Historically, our executive incentive plan has employed multiple performance metrics including GAAP revenue, Non-GAAP Operating Expenses, certain litigation expenses, as well as individual performance goals related to specific strategic or operational objectives, and the corporate metric portion of the incentive plan does not pay out unless the target levels of the pre-established financial metrics are met. For 2022, our Compensation Committee elected to determine bonuses based solely on Non-GAAP Operating Expenses. We intend to continue to review these metrics in evaluating an executive incentive plan for 2023.
◦The long-term incentives are equity-based, generally with three- or four-year vesting to complement our short-term cash incentive awards, and include a mix of performance-based vesting triggers and time-based vesting triggers.
•Capped Incentive Awards – Awards under the executive incentive plans are generally capped at 100% of an executive’s target bonus, with Compensation Committee discretion to award a higher bonus if extraordinary contributions are made by an executive.
•Clawback – Our Board has the authority to recoup past incentive compensation in the event that an executive receives payment that is, in its sole determination, the result of or based in any way upon fraudulent activity and/or misstated financials or otherwise inaccurate financial reporting.
Additionally, the Compensation Committee considered an assessment of the compensation-related risks arising from our compensation programs for all our employees. Based on this assessment and the factors noted above, the Compensation Committee concluded that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on us. In making this evaluation, the Compensation Committee reviewed the key design elements of our compensation programs in relation to industry “best practices” as well as how any potential risks may be mitigated, such as through our internal controls and oversight by management and our Board.

COMPENSATION COMMITTEE REPORT
The following report of the Compensation Committee shall not be deemed to be “soliciting material” or to otherwise be considered “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that we specifically incorporate it by reference into such filing.

We, the Compensation Committee of the Board of Directors of Immersion Corporation, have reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with management. Based on such review and discussion, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

COMPENSATION COMMITTEE
Elias Nader (Chairman) Sumit Agarwal

EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
Mary Dotz and Sumit Agarwal were members of our Compensation Committee during the beginning of the 2022 fiscal year. At the time of his appointment to the Board in March 2022, Elias Nader was appointed to the Compensation Committee, and Ms. Dotz resigned from the Compensation Committee. On April 1, 2022, Mr. Nader was appointed as Chairman of the Compensation Committee. None of the individuals serving on our Compensation Committee were at any time during 2022, or at any other time, an officer or employee of us, nor did they have any relationships requiring disclosure by us under the SEC’s rules requiring disclosure of certain relationships and related party transactions. None of our executive officers serve as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or our Compensation Committee.

2022 Summary Compensation Table

The following table sets forth information concerning the compensation earned during the years ended December 31, 2021 and 2022 by our named executive officers for 2022.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)		Stock Awards(1) ($)	Option Awards(1) $	Non-Equity Incentive Plan Compensation(2) ($)	All Other Compensation ($)	Total ($)(3)
Francis Jose(4) Chief Executive Officer and General Counsel	2022	366,078	—		—	—	189,750 (5)	—	555,828
	2021	312,327	85,000		—	—	—	—	397,327
Aaron Akerman Chief Financial Officer	2022	250,461	3,080		—	—	45,506	—	299,047
	2021	232,319	10,000		—	—	—	—	242,319
Eric Singer(4) Executive Chairman	2022	553,100	276,222		5,552,997	—	552,443	—	6,934,762
	2021	286,758	500,000		—	—	—	—	786,758
William Martin Chief Strategy Officer	2022	350,000	175,000	(6)	2,772,907	—	350,000 (6)	—	3,647,907

(1)Consists of bonus awards under our 2022 Annual Bonus Plan, including discretionary bonuses awarded above target for Messrs. Singer and Martin. See “Compensation Discussion and Analysis” above for a detailed discussion.
(2)The amounts in this column represent the aggregate grant date fair value of the awards, computed in accordance with FASB ASC Topic 718. See Note 6 of the notes to our consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2022 for a discussion of our assumptions in determining the FASB ASC Topic 718 values.
(3)Amounts paid in Canadian dollars have been converted to U.S. dollars using the average daily exchange rate from January 1, 2022 to December 31, 2022 of approximately CAD $1 to USD $0.77.
(4)Mr. Singer was appointed President, Chief Executive Officer and Chairman of the Board effective as of January 3, 2023. Mr. Jose ceased to be Chief Executive Officer but retained his role as General Counsel as of such date.

(5)Represents amount payable to Mr. Jose under terms of the Company’s 2022 Annual Bonus Plan. Mr. Jose elected to waive receipt of his 2022 annual bonus.
(6)Mr. Martin elected to receive his annual bonus in the form of shares of our common stock. 44,301 shares of our common stock were issued to Mr. Martin in lieu of bonus earned during 2022.
Outstanding Equity Awards at December 31, 2022

The following table sets forth information concerning the outstanding equity awards held as of December 31, 2022 by our named executive officers:

		Option Awards(1)				Stock Awards(2)
		Number of Securities Underlying Unexercised Options		Option Exercise Price ($/sh)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested(3) ($)
	Grant Date	Exerciseable (#)	Unexerciseable (#)
Francis Jose	03/09/2020					3,483		24,485
Aaron Akerman	1/13/2020	102,083	37,917	7.67	1/13/2027
	1/13/2020					23,333	(4)	164,031
	11/10/2020					15,000	(5)	105,450
Eric Singer	1/27/2022					225,000	(6)	1,581,750
	1/27/2022					300,000	(7)	2,109,000
	12/29/2022					400,000	(6)	2,812,000
	5/23/2022					22,851	(8)	160,643
William Martin	1/27/2022					225,000	(6)	1,581,750
	1/27/2022					300,000	(7)	2,109,000
	5/23/2022					22,851	(8)	160,643

(1)Except as otherwise indicated, options vest as to 25% of the shares on the one-year anniversary of the grant date and the remaining vest at a rate of 1/36th of the shares monthly thereafter, subject to continued service through each vesting date.
(2)RSA awards granted to Mr. Singer and Mr. Martin in their capacity as directors are included
(3)Based on the closing price of our common stock of $7.03 per share on The Nasdaq Global Market on December 30, 2022.
(4)These RSUs vest in three equal installments on each of the first three anniversaries of the date of grant, subject to continued service through each vesting date.
(5)In November 2021, the Compensation Committee certified that the highest stock price target of $10.50 in terms of the 100-day VWAP condition had been met resulting in the PSUs being earned at 100%. Vesting of the shares eligible to vest is subject to continued employment with the Company through the applicable vesting dates, with 25% of the shares vesting on the one-year anniversary of the grant date and the remaining shares vesting in equal installments each quarterly anniversary thereafter.
(6)These RSUs vest over a three-year period in quarterly installments, subject to continued service through each vesting date.
(7)These PSUs are subject to stock-price performance-based milestones tied to stock price performance. Any PSUs for which the performance condition is met, as described above under “Compensation Analysis and Discussion – Element of Compensation – Long Term Equity Incentive Awards” are eligible to vest subject to continued employment with the Company through the applicable vesting dates, with 25% of the shares vesting on the later of one-year anniversary of the grant date and achievement of the milestone, and the remaining shares vesting in equal installments each quarterly anniversary thereafter.

(8)The amounts in this column represent the aggregate grant date fair value of the awards, computed in accordance with FASB ASC Topic 718. See Note 6 of the notes to our consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2022 for a discussion of our assumptions in determining the FASB ASC Topic 718 values.
Potential Payments upon Termination or Change in Control

We entered into the following agreements with each of Messrs. Singer, Martin, Akerman and Jose that provide for severance and additional benefits in connection with termination or change in control:
Mr. Eric Singer
Pursuant to our severance arrangement with Eric Singer, our President, Chief Executive Officer, and Chairman of the Board, Mr. Singer will be entitled, in the event that his employment is involuntarily terminated either before or following a change of control, to receive (i) a lump sum cash severance payment equal to 300% of his then effective base salary and target bonus; (ii) payments for COBRA premiums for up to 18 months, if an appropriate election is made, following his termination date; and (iii) acceleration in full of any outstanding equity awards. Payment of the foregoing benefits is conditioned upon execution of a general release of claims.
Mr. William Martin
Pursuant to our severance arrangement with William Martin, our Chief Strategy Officer, Mr. Martin will be entitled, in the event that his employment is involuntarily terminated either before or following a change of control, to receive (i) a lump sum cash severance payment equal to 200% of his then effective base salary and target bonus; (ii) payments for COBRA premiums for up to 18 months, if an appropriate election is made, following his termination date; and (iii) acceleration in full of any outstanding equity awards. Payment of the foregoing benefits is conditioned upon execution of a general release of claims.
Mr. Aaron Akerman
Pursuant to our severance arrangement with Aaron Akerman, our Chief Financial Officer, in the event that Mr. Akerman’s employment is terminated without cause or if he resigns for good reason, Mr. Akerman would be entitled to receive, 30 days after his termination, as severance, (i) a payment equal to 12 months of his base salary and (ii) health insurance premium payments until the earlier of (x) 12 months after his termination date, or (y) the date on which he first becomes eligible to obtain other group health insurance coverage. In the event that, within 1 year following a change of control, Mr. Akerman’s employment is terminated without cause or if he resigns for good reason, Mr. Akerman would be entitled to receive, 30 days after his termination, as severance, (i) a payment equal to 12 months of his base salary and (ii) health insurance premium payments until the earlier of (x) 12 months after his termination date, or (y) the date on which he first becomes eligible to obtain other group health insurance coverage. Mr. Akerman would also be entitled to immediate vesting of 100% of his then-unvested Company equity awards.
Mr. Francis Jose
Pursuant to our severance arrangement with Francis Jose, our General Counsel, Mr. Jose will be entitled, in the event that his employment is involuntarily terminated more than three (3) months prior to or twelve (12) months after a change of control, to receive (i) a lump sum cash severance payment equal to 50% of his then effective base salary; and (ii) payments for COBRA premiums for up to 6 months. If Mr. Jose’s employment with the Company terminates as a result of an involuntary termination either on or at any time within twelve months (12) months after a change of control, or within three (3) months prior to a change of control, then Mr. Jose would be entitled to receive (i) a lump sum cash severance payment equal to 100% of his then effective base salary; (ii) payments for COBRA premiums for up to 12 months; and (iii) immediate vesting of 100% of his then-unvested Company equity awards.

Pay Versus Performance

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company for each of the last two completed calendar years. In determining the “compensation actually paid” to our NEOs, we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table in previous years, as the SEC’s valuation methods for this section differ from those required in the Summary Compensation Table. The table below summarizes compensation values both previously reported in our Summary Compensation Table, as well as the adjusted values required in this section for the 2021 and 2022 calendar years. Note that for our NEOs other than our principal executive officer (the PEO), compensation is reported as an average.

For further information concerning the Company’s variable pay-for-performance philosophy and how we align executive compensation with our performance, refer to “Executive Compensation – Compensation Discussion and Analysis.”

The following table sets forth information concerning the compensation of our NEOs for each of the fiscal years ended December 31, 2021 and 2022, and our financial performance for each such fiscal year:

	Jared Smith		Francis Jose
Year(1)	Summary Compensation Table (SCT) Total for PEO	Compensation Actually Paid (CAP) to PEO(2)(3)	SCT Total for PEO	CAP to PEO	Average SCT Total for Non-PEO NEOs(3)	Average CAP to Non-PEO NEO (2) (3)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return (TSR)	Net Income (millions)
2022	N/A	N/A	$555,828	$552,769	$3,627,239	$3,956,500	$62.27	$30.66
2021	$236,481	$(810,171)	$397,327	$239,316	$484,598	$96,988	$50.58	$12.48
_________________________
(1)During 2022, our Chief Executive Officer (PEO) was Francis Jose. During 2021, our Interim Chief Executive Officer was Jared Smith through August 29, 2021, and Mr. Jose was appointed as our Chief Executive Officer effective as of August 30, 2021. The non-PEO NEOs in the 2022 reporting year were Eric Singer, Aaron Akerman, and William Martin. The non-PEO NEOs in the 2021 reporting year were Eric Singer, Aaron Akerman and Michael Okada.

(2)    In order to calculate the average compensation “actually paid" (CAP) to our NEOs, we are required under the SEC rules to subtract from the value in the summary compensation table (SCT) the grant date fair value of equity awards (reflected in columns B and D below), and add back the following (reflected in columns C and E below): (i) the year-end fair value of any equity awards in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year.

	SCT Total	Stock Awards Deducted	Stock Awards Added(a)	Options Deducted(b)	Options Added(b)	Total CAP
	A	B	C	D	E	A – (B + D) + (C + E)
PEO
2022	$555,828	--	$(3,059)	--	--	$552,769
2021 (Jose)	$397,327		$(158,011)	--	--	$239,316
2021 (Smith)	$236,847		$(810,171)	---	$27,072	$(546,251)
Average Non-PEO NEOs
2022	$3,627,239	$2,775,301	$3,207,819	--	$(103,257)	$3,956,500
2021	$484,598	--	$(438,000)	--	$50,390	$96,988

_________________________
(a)    The fair value of performance-vested RSUs granted in 2022 to Messrs. Singer and Martin included in columns (B) and (C), reflect the same fair value as of the grant date and as of December 31, 2022 because the company determined that there had been no change in the probability of achievement.
(b)    The fair value of stock options reported for CAP purposes in columns (D) and (E) is estimated using a Black-Scholes option pricing model in accordance with the SEC rules. This model uses both historical data and current market data to estimate the fair value of options and requires several assumptions.

As shown in the table above, turnover in our NEOs from year to year can have a material impact on the reported value of compensation “actually paid,” because the fair value of forfeited equity awards (measured as of the end of the year prior to the year of forfeiture) are reflected as a negative value in columns C and E of the table contained in footnote 2 to the Pay Versus Performance table.

In addition, changes in the market price of our common stock following the date of grant of an award can significantly impact the level of compensation that is actually paid to our NEOs. To assist in understanding the changes to the equity awards reflected above, the following table reflects the value of one share of our common stock as of each of the following dates. If that date reflects a non-business day, the value reported is the last trading date of the applicable calendar year:

	12/30/2022	12/31/2021	12/31/2020
Closing price of our common stock	$7.03	$5.71	$11.29

EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of December 31, 2022 concerning our equity compensation plans:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity Compensation Plans Approved by Security Holders(1)	140,450 (1)	7.67	825,151 (2)
Equity Compensation Plans Not Approved by Security Holders(3)	—	—	—
TOTAL	140,450	7.67	825,151

(1)Consists of outstanding options that were issued under the Immersion Corporation 2011 Equity Incentive Plan (the “2011 Plan”), which expired on April 5, 2021. Excludes purchase rights under the Company’s 1999 Employee Stock Purchase Plan (the “ESPP”).

(2)Consists of: (1) the Immersion Corporation 2021 Equity Incentive Plan (the “2021 Plan”), which was approved by the Company’s stockholders on January 18, 2023; and (2) shares available for issuance under our 1999 Employee Stock Purchase Plan.

AUDIT COMMITTEE REPORT
This report of the Audit Committee is required by the Securities and Exchange Commission, and is not to be deemed “soliciting material,” is not to be deemed “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of Immersion Corporation under the 1933 Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any filing.
Under the guidance of a written charter adopted by our Board, the purpose of our Audit Committee is to retain an independent registered public accounting firm, to make such examinations as are necessary to monitor the corporate financial reporting of the internal and external audits and its subsidiaries, to provide to the Board the results of its examinations and recommendations derived there from, to outline to the Board the improvements made, or to be made, in internal accounting controls, and to provide the Board with such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.
Management is primarily responsible for the system of internal controls and the financial reporting process. The independent registered public accounting firm is responsible for expressing an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards. Our Audit Committee is responsible for monitoring and overseeing these processes.
In this context and in connection with the audited financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2022, our Audit Committee:
•reviewed and discussed the audited financial statements with management;
•discussed with Plante & Moran, PLLC, with and without management present, the matters required to be discussed by Auditing Standard No. 1301 adopted by the Public Company Accounting Oversight Board (United States) regarding “Communications with Audit Committees” and the SEC;
•received the written disclosures and the letter from Plante & Moran, PLLC required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence; discussed with the independent registered public accounting firm its independence; and concluded that the non-audit services performed by Plante & Moran, PLLC are compatible with maintaining its independence; and
•based on the foregoing reviews and discussions, recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the SEC.

AUDIT COMMITTEE
Elias Nader (Chairman)
Sumit Agarwal Frederick Wasch

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL 2)
We are asking our stockholders to ratify the Audit Committee’s engagement of Plante & Moran, PLLC (“Plante Moran”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023. In the event the stockholders fail to ratify the appointment, our Audit Committee will reconsider its engagement. Even if the engagement is ratified, our Audit Committee, in its discretion, may direct the engagement of a different independent registered public accounting firm at any time during the year if our Audit Committee feels that such a change would be in our and our stockholders’ best interest.
In accordance with standing policy, Plante Moran periodically changes the personnel who work on the audit.

On August 16, 2022, our Audit Committee, in furtherance of our ongoing effort to improve our cost structure and balance sheet, dismissed Armanino LLP (“Armanino”) as our independent registered public accounting firm, effective on August 16, 2022.

On August 16, 2022, our Audit Committee appointed Plante Moran as our independent registered public accounting firm for the fiscal year ended December 31, 2022.

Armanino’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2021 and 2020, and the subsequent interim periods through June 30, 2022, there were (i) no disagreements with Armanino on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to Armanino’s satisfaction, would have caused Armanino to make reference thereto in their reports on the financial statements for such fiscal years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Other than auditing our 401(k) plan for the plan year 2021, during the fiscal year ended December 31, 2022, neither the Company nor anyone on its behalf consulted with Plante Moran regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report or oral advice was provided to the Company that Plante Moran concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Audit Fees and All Other Fees

The following table sets forth the aggregate fees billed to us for the fiscal years ended December 31, 2022 and 2021 by Plante Moran:

	2022 Fees	2021 Fees
Audit Fees	$55,000	$—
Audit-Related Fees	25,000	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$80,000	$—

The following table sets forth the aggregate fees billed to us for the fiscal years ended December 31, 2022 and 2021 by Armanino LLP:

	2022 Fees	2021 Fees
Audit Fees	$53,333	$342,391
Audit-Related Fees	105,000	178,700
Tax Fees	94,620	—
All Other Fees	20,205	70,627
Total Fees	$273,158	$591,718

Audit Fees. This category consists of the aggregate fees billed, or expected to be billed, for professional services rendered for the audits of our consolidated financial statements and the effectiveness of our internal controls over financial reporting, along with reviews of interim condensed consolidated financial statements included in quarterly reports, services that are normally provided by our independent registered accounting firm in connection with statutory and regulatory filings or engagements, and attestation services.
Audit-Related Fees. This category consists of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”
Tax Fees. This category consists of the aggregate fees billed for tax compliance/preparation and other tax services. Tax compliance/preparation includes tax return preparation, claims for refunds, and tax payment planning services related to federal, state, and international taxes. Other tax services include tax advice, tax strategy and other miscellaneous tax consulting and planning primarily related to our reorganization of international operations.
All Other Fees. This category consists of the aggregate fees for all other services other than those reported above. Our intent is to minimize services in this category.
Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Our Audit Committee has determined that all services performed by Plante Moran are compatible with maintaining the independence of Plante Moran. In addition, since the effective date of the SEC rules stating that an independent public accounting firm is not independent of an audit client if the services it provides to the client are not appropriately approved, our Audit Committee has approved, and will continue to pre-approve all services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services, and other services. None of the services described above were approved by our Audit Committee pursuant to the waiver of pre-approval provisions set forth in applicable rules of the SEC.
Our Audit Committee has adopted a policy for the pre-approval of services provided by the independent registered public accounting firm, pursuant to which it may pre-approve certain audit fees, audit-related fees, tax fees, and fees for other services. Under the policy, our Audit Committee may also delegate authority to pre-approve certain specified audit or permissible non-audit services to one or more of its members. A member to whom pre-approval authority has been delegated must report his pre-approval decisions, if any, to our Audit Committee at its next meeting. Unless our Audit Committee determines otherwise, the term for any service pre-approved by a member to whom pre-approval authority has been delegated is twelve months.

Other Information

We have been advised by Plante Moran that neither the firm, nor any member of the firm, has any financial interest, direct or indirect, in any capacity in us or our subsidiaries.
One or more representatives of Plante Moran will be present at this year’s Annual Meeting. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.
Ratification of the appointment of the independent public accounting firm requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal 2. Abstentions will have the same effect as a vote “AGAINST” Proposal 2.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PLANTE & MORAN, PLLC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2023.

ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (PROPOSAL 3)
In accordance with Section 14A of the Exchange Act, we seek a non-binding advisory vote from our stockholders to approve the compensation of our named executive officers as disclosed pursuant to Item 402 of Regulation S-K in the Compensation Discussion and Analysis section beginning on page 32 and the Executive Compensation section beginning on page 42. We have designed our compensation programs to align compensation with our annual and long-term business objectives and performance and to motivate executive officers to enhance long-term stockholder value. Consistent with the stockholders’ 2017 advisory vote on the frequency of holding an advisory vote on the compensation of our named executive officers, we are seeking an advisory vote on executive compensation every year until the next required stockholder vote on the frequency of stockholder votes on executive compensation.
At the annual meeting of our stockholders held in May 2022, approximately 88% of the total stockholders’ votes cast were voted in favor of the fiscal 2021 compensation of our named executive officers. The Compensation Committee has and will consider this result in future executive compensation decisions.
The Board recommends that the stockholders vote FOR the following resolution:
“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the executive compensation tables and the related narrative.”
Because your vote is advisory, it will not be binding upon the Company, the Board or the Compensation Committee. However, the Board values stockholders’ opinions and the Compensation Committee will consider the outcome of the vote when considering future executive compensation decisions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADVISORY VOTE TO APPROVE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

ADVISORY VOTE ON THE FREQUENCY OF HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION (PROPOSAL 4)
The Dodd-Frank Act also enables our stockholders to indicate how frequently we should seek an advisory vote on the compensation of our named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules, such as Proposal 3 included on page 53 of this proxy statement. By voting on this Proposal 4, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two, or three years.
After careful consideration of this Proposal, our Board has determined that an advisory vote on executive compensation that occurs every year is the most appropriate alternative for Immersion, and therefore our board of directors recommends that you vote FOR the approval, on an advisory basis, of an advisory vote each year on executive compensation.
In formulating its recommendation, our board of directors considered that an advisory vote on executive compensation every year is appropriate. In addition, with a stockholder representative on the board, our stockholders will have direct input on our compensation philosophy, policies and practices. We understand that our stockholders may have different views as to what is the best approach for Immersion, and we look forward to hearing from our stockholders on this Proposal.
You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting when you vote in response to the resolution set forth below.
“RESOLVED, that the shareholders recommend, in a non-binding vote, whether a shareholder vote to approve the compensation of the Company’s named executive officers should occur every one, two or three years.
The option of one year, two years or three years that receives a majority of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders. In the event that no option receives a majority of the votes cast, the Board intends to adopt the option that receives the most votes.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF AN ADVISORY VOTE EVERY YEAR ON EXECUTIVE COMPENSATION.

APPROVAL OF IMMERSION CORPORATION 2021 EQUITY INCENTIVE PLAN (PROPOSAL 5)

Overview
At the Annual Meeting, our stockholders will be asked to approve an amendment to the Immersion Corporation 2021 Equity Incentive Plan, as amended and restated January 20, 2023 (the “Equity Plan”) to increase the number of shares reserved for issuance by 4,621,488 shares of common stock.
Our Board believes that the Equity Plan, and the proposed amendment to the Equity Plan, are a necessary and powerful employee incentive and retention tool that benefits all of our stockholders. Equity ownership programs are central to our compensation program because they put our employees’ interests directly into alignment with those of other stockholders, as they reward employees upon improved stock price performance. A broad-based equity incentive plan focuses our employees who receive grants on achieving strong corporate performance, and we have embedded in our culture the necessity for employees to think and act as stockholders.
If our stockholders do not approve the amendments to the Equity Plan, the Equity Plan will remain in effect with its current terms and conditions, and the number of shares reserved for issuance will not increase.
General
The Equity Plan provides for a term of 10 years from the date the Equity Plan was adopted by our board of directors, and currently provides for a total number of shares reserved and available for grant and issuance equal to 3,525,119 shares plus up to an additional 855,351 shares that are subject to stock options or other awards granted under the Immersion Corporation 2011 Equity Incentive Plan (the “2011 Plan”). The other full value awards are converted based on the full value share multiplier of 1.75 shares for every one share subject to a full value award as described below.
The Equity Plan also includes provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices including:
•Continued broad-based eligibility for equity awards. We may grant equity awards to a significant number of our employees. By doing so, we link employee interests with stockholder interests throughout the organization and motivate our employees to act as owners of the business.
•Stockholder approval is required for additional shares. The Equity Plan does not contain an annual “evergreen” provision. The Equity Plan authorizes a fixed number of shares, so that stockholder approval is required to increase the maximum number of securities which may be issued under the Equity Plan.
•No discount stock options or stock appreciation rights. All stock options and stock appreciation rights will have an exercise price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted. To date we have not granted any stock appreciation rights under our other plans.
•Repricing is not allowed. The Equity Plan prohibits the repricing or other exchange of underwater stock options and stock appreciation rights without prior stockholder approval.
•Reasonable limit on full value awards. For purposes of calculating the shares that remain available for issuance under the Equity Plan, grants of options are counted as the grant of one share for each one share actually granted. However, to protect our stockholders from potentially greater dilutive effect of full value awards, all grants of restricted stock, performance awards, dividend equivalents, restricted stock units and stock payments with a share purchase price less than fair market value on the date of grant are deducted from the Equity Plan’s share pool as 1.75 shares for every one share actually granted.
•Annual award limits. The Equity Plan includes a cap on non-employee director compensation, which provides that the combined cash and equity compensation to non-employee directors for service as a non-employee director may not exceed $700,000 in value in any calendar year. The Equity Plan also includes caps on the annual number of awards that participants other than non-employee directors can be granted.
Request for Shares, Dilution and Overhang
In order to give the Company flexibility to responsibly address its future equity compensation needs, the Company is requesting that stockholders approve an amendment to the Equity Plan to increase the number of shares reserved for issuance by 4,621,488, such that the total number of shares reserved under the Equity Plan for future issuance would be 5,252,206. The Equity Plan contains a full value share multiplier feature. Under this feature, all grants of restricted stock, performance awards, dividend equivalents, restricted stock units and stock payments with a share purchase price less than fair market value on the date of grant are deducted from the Equity Plan’s share pool as 1.75 shares for every one share actually granted.
Recent annual grant levels for the preceding three fiscal years under either our previous 2011 Equity Incentive Plan and the Equity Plan have averaged at approximately 1.07 million full value shares (or approximately 1.75 million shares counted against authorized shares) for an average unadjusted annual burn rate of approximately 3.5%. The “burn rate” is the ratio of (i) the number of shares underlying awards, including any performance-based awards valued at 100% of target, granted during a fiscal year to (ii) the number of the Company’s weighted average common shares outstanding for the corresponding fiscal year.
As of December 31, 2022, the number of shares available for issuance pursuant to outstanding equity awards under the Equity Plan is 140,450 shares subject to outstanding stock options and 615,000 shares subject to outstanding full value awards. In addition, 630,718 shares remain available for issuance for future awards under the Equity Plan. Regarding the outstanding stock options, the weighted average exercise price is approximately $7.66 and the weighted average life is approximately 4.03 years. The total of 755,450 shares subject to outstanding awards (or approximately 1,216,700 shares counted against authorized shares), plus the 630,718 shares available for issuance for future awards represents an overhang of approximately 4.1% based on outstanding common shares as of December 31, 2022, which was 32,247,106 shares. If the amendment to the Equity Plan is approved, the 4,621,488 new shares available for future issuance would increase the overhang to approximately 15.7%. The Company calculates “overhang” as the total of (a) shares underlying outstanding awards plus shares available for issuance under future equity awards, divided by (b) the total number of shares outstanding, shares underlying outstanding awards, and shares available for issuance under future equity awards. As of December 31, 2022, the fair market value of a share of the Company’s common stock was $7.03.
When considering the number of new shares to include in the Equity Plan, the board of directors reviewed, among other things, the potential dilution to the Company’s current stockholders as measured by burn rate and overhang, projected future share usage and projected future forfeitures. The projected future usage of shares for long-term incentive awards under the Equity Plan was reviewed under scenarios based on a variety of assumptions. Depending on assumptions, the 4,621,488 new shares, is expected to satisfy the Company’s equity compensation needs through at least the 2026 Annual Meeting. However, while this forecast is based on current operating assumptions, there can be no guarantee that future events, including changes in future business conditions and the Company’s stock price, will not require the Company to grant equity awards more rapidly or slowly than currently expected. The Compensation Committee is committed to effectively managing the number of shares reserved for issuance under the Equity Plan while minimizing stockholder dilution.
Purpose of Equity Plan
The Equity Plan allows us, under the direction of our Compensation Committee or those persons to whom administration of the Equity Plan, or part of the Equity Plan, has been delegated or permitted by law, to make grants of stock options, restricted stock awards, stock bonus awards, stock appreciation rights, restricted stock units, performance shares and performance units to employees, directors, consultants, independent contractors and advisors. The purpose of these equity awards is to attract and retain talented employees, directors, consultants, independent contractors and advisors and further align their interests and those of our stockholders by continuing to link a portion of their compensation with our performance.
Key Terms
The following is a summary of the key provisions of the Equity Plan. This summary does not purport to be a complete description of all of the provisions of the Equity Plan and is qualified in its entirety by the Equity Plan in substantially the form attached hereto as Appendix A. A copy of the Equity Plan has been filed with the SEC with this Proxy Statement and will be sent to stockholders free of charge upon written request to Immersion Corporation, 2999 N.E. 191st Street, Suite 610, Aventura, Florida 33180.

Plan Term:	November 17, 2021 to November 17, 2031.

Eligible Participants:	Only employees, including officers and directors who are also employees, are eligible to receive grants of incentive stock options. All other awards may be granted to any of our employees, directors, consultants, and independent contractors, provided that the grantee renders bona fide services to us. Our Compensation Committee determines which individuals will participate in the Equity Plan.

Shares Authorized:	If the amendment to the Equity Plan is approved, 4,621,488 new shares will be authorized for issuance, subject to adjustment only to reflect stock splits and similar events.

Award Types:	(1) Non-qualified and incentive stock options

(2) Restricted stock awards

(3) Stock bonus awards

(4) Stock appreciation rights

(5) Restricted stock units

(6) Performance shares

(7) Performance units

Full-Value Share Multiple for Determining the Number of Shares Available for Grant:	For purposes of determining the number of shares available for grant under the Equity Plan against the maximum number of shares authorized, any full-value award (i.e., anything other than a stock option or a stock appreciation right) currently reduces the number of shares available for issuance under the Equity Plan by 1.75 shares.

Vesting:
Vesting schedules are determined by our Compensation Committee when each award is granted. Options generally vest over four years.

Restricted stock units generally vest over three years and restricted stock awards granted to non-employee directors generally vest the earlier of: (i) the one-year anniversary of the date of grant, and (ii) immediately prior to the next annual stockholders’ meeting.

Performance-based restricted stock units (or PSUs), which generally vest upon the later of: (i) the date of achievement of a performance milestone, or (ii) the service vesting date, which service vesting date occurs over a four-year period, with twenty-five percent (25%) of the shares eligible to vest on the one (1) year anniversary of the grant date with the remaining shares eligible to vest in equal installments each quarterly anniversary thereafter.

Repricing Prohibited:	Repricing, or reducing the exercise price of outstanding options or SARs, is prohibited without stockholder approval under the Equity Plan. Such prohibited repricing includes canceling, substituting, or exchanging outstanding options or SARs in exchange for cash, other awards or options or SARs with an exercise price that is less than the exercise price of the original options or SARs, unless approved by stockholders.
Terms applicable to Stock Options and Stock Appreciation Rights
The exercise price of grants made under the Equity Plan of stock options or stock appreciation rights may not be less than the fair market value (the closing price of our common stock on the date of grant, and if that is not a trading day, the closing price of our common stock on the trading day immediately prior to the date of grant) of our common stock. On the record date, the closing price of our common stock was $7.17 per share. The term of these awards may not be longer than seven years. Our Compensation Committee determines at the time of grant the other terms and conditions applicable to such award, including vesting and exercisability.
Terms applicable to Restricted Stock Awards, Restricted Stock Unit Awards, Performance Shares, Performance Units and Stock Bonus Awards
Our Compensation Committee determines the terms and conditions applicable to the granting of restricted stock awards, restricted stock unit awards, performance shares, performance units and stock bonus awards. Our Compensation Committee may make the grant, issuance, retention and/or vesting of restricted stock awards, restricted stock unit awards, performance shares, performance units and stock bonus awards contingent upon continued employment with us, the passage of time, or such performance criteria and the level of achievement versus such criteria as it deems appropriate. Awards of performance shares or performance units may be settled in shares or in cash.
Performance Conditions
Awards may, but need not, include performance criteria, which may include among other criteria, one of the following criteria, either individually, alternatively or in any combination, applied to either the company as a whole or to a business unit or subsidiary, either individually, alternatively, or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by our Compensation Committee in the award:
•Revenue
•Sales
•Expenses
•Operating income

•Gross margin
•Operating margin
•Earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization
•Pre-tax profit
•Net operating income
•Net income
•Economic value added
•Free cash flow
•Operating cash flow
•Balance of cash, cash equivalents and marketable securities
•Stock price
•Earnings per share
•Return on stockholder equity
•Return on capital
•Return on assets
•Return on investment
•Employee satisfaction
•Employee retention
•Market share
•Customer satisfaction
•Product development
•Research and development expenses
•Completion of an identified special project
•Completion of a joint venture or other corporate transaction
Notwithstanding satisfaction of any completion of any performance criteria described above, to the extent specified at the time of grant of an award, the number of shares of common stock, number of shares subject to stock options or other benefits granted, issued, retainable and/or vested under an award on account of satisfaction of performance criteria may be reduced by our Compensation Committee on the basis of such further considerations as our Compensation Committee in its sole discretion determines.
Plan Limits
The Equity Plan includes a cap on non-employee director compensation, which provides that the combined cash and equity compensation to non-employee directors for service as a non-employee director may not exceed $700,000 in value in any calendar year. The Equity Plan also includes caps on the annual number of awards that participants other than non-employee directors can be granted.

Minimum Vesting Requirement
The Equity Plan provides that, except for up to 5% of the shares authorized for issuance, all awards shall have an initial vesting period pursuant to which no vesting occurs prior to the first anniversary of the date of grant. Nevertheless, the Compensation Committee, or those persons to whom administration of the Equity Plan has been delegated, has the authority to accelerate vesting on a discretionary basis. For purposes of awards to non-employee directors, a vesting period will be deemed to be one year if it runs from the date of one annual meeting of the Company’s stockholders to the earlier of (i) the one-year anniversary of the date of grant, and (ii) immediately prior to the next annual stockholders’ meeting.
Transferability
Except as otherwise provided in the Equity Plan, awards granted under the Equity Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed of except by will or the laws of descent and distribution. No award may be made subject to execution, attachment or other similar process.
Administration
Our Compensation Committee administers the Equity Plan. Subject to the terms and limitations expressly set forth in the Equity Plan, our Compensation Committee selects the persons who receive awards, determines the number of shares covered thereby, and, establishes the terms, conditions and other provisions of the grants. Our Compensation Committee may construe and interpret the Equity Plan and prescribe, amend and rescind any rules and regulations relating to the Equity Plan. Our Compensation Committee may delegate to a committee of two or more directors the ability to grant awards to Equity Plan participants, so long as such participants are not officers, members of our Board of Directors, or any other person who is subject to Section 16 of the Securities Exchange Act of 1934, as amended, and to take certain other actions with respect to participants who are not executive officers.
Cash Dividends
On November 14, 2022, we announced that our Board declared a quarterly dividend. The first quarterly dividend, in the amount of $0.03 per share, was paid on January 30, 2023 to stockholders of record on January 15, 2023. In addition, on December 29, 2022, our Board declared a special dividend in the amount of $0.10 per share, which was paid on January 30, 2023 to stockholders of record on January 15, 2023.
In connection with the quarterly and special dividend described above, on January 20, 2023, our Compensation Committee approved amendments to our all restricted stock awards (RSAs), RSUs, and PSUs, in each case, that were outstanding as of the record date of such quarterly and special dividends, to allow such award holders to receive payment of cash dividends (including the quarterly and special dividends) at the same time as payment of such dividends to common stock holders. On January 20, 2023, our Board approved such amendments as applied to our Chief Executive Officer and non-employee directors, and also approved amendments to the Equity Plan to allow the applicable award holders of RSAs, RSUs, and PSAs to receive payment of cash dividends (including the quarterly and special dividends).
Amendments
The board may terminate or amend the Equity Plan at any time, provided that no action may be taken by the board (except those described in “Adjustments”) if stockholder approval is required.
Adjustments
In the event of a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change of our capital structure without consideration, the board may approve, in its discretion, an adjustment of the number and kind of shares available for grant under the Equity Plan, and subject to the various limitations set forth in the Equity Plan, the number of shares subject to outstanding awards under the Equity Plan, and the exercise price of outstanding stock options and of other awards.
In the event of a merger or asset sale, any or all outstanding awards may be assumed or an equivalent award substituted by a successor corporation. In the event the successor corporation refuses to assume or substitute the awards outstanding under the Equity Plan, the outstanding awards shall terminate, unless other action is taken by the board. In such event, each holder will be notified that the awards are exercisable for a period to be determined by the board and upon expiration of such period, such awards shall terminate. All awards need not be treated similarly.

Outstanding awards shall terminate immediately prior to the consummation of such dissolution or liquidation.
New Plan Benefits
The Equity Plan does not provide for set benefits or amounts of awards and the Company has not approved any awards that are conditioned on stockholder approval of the Equity Plan. Therefore, to the extent the Equity Plan is approved by stockholders, all future awards under the Equity Plan are discretionary and cannot be determined at this time.
U.S. Tax Consequences
The following is a general summary as of the date of this proxy statement of the United States federal income tax consequences to us and participants in the Equity Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Each participant has been, and is, encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the plan.
Non-Qualified Stock Options
A participant will realize no taxable income at the time a non-qualified stock option is granted under the plan, but generally at the time such non-qualified stock option is exercised, the participant will realize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the stock option exercise price. Upon a disposition of such shares, the difference between the amount received and the fair market value on the date of exercise will generally be treated as a long-term or short-term capital gain or loss, depending on the holding period of the shares. We will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the participant is considered to have realized ordinary income in connection with the exercise of the non-qualified stock option.
Incentive Stock Options
A participant will realize no taxable income, and we will not be entitled to any related deduction, at the time any incentive stock option is granted. If certain employment and holding period conditions are satisfied, then no taxable income will result upon the exercise of such option and we will not be entitled to any deduction in connection with the exercise of such stock option. Upon disposition of the shares after expiration of the statutory holding periods, any gain realized by a participant will be taxed as long-term capital gain and any loss sustained will be long-term capital loss, and we will not be entitled to a deduction in respect to such disposition. While no ordinary taxable income is recognized at exercise (unless there is a “disqualifying disposition,” see below), the excess of the fair market value of the shares over the stock option exercise price is a preference item that is recognized for alternative minimum tax purposes.
Except in the event of death, if shares acquired by a participant upon the exercise of an incentive stock option are disposed of by such participant before the expiration of the statutory holding periods (i.e., a “disqualifying disposition”), such participant will be considered to have realized as compensation taxed as ordinary income in the year of such disposition an amount, not exceeding the gain realized on such disposition, equal to the difference between the stock option price and the fair market value of such shares on the date of exercise of such stock option. Generally, any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. If a participant makes a “disqualifying disposition,” generally in the fiscal year of such “disqualifying disposition” we will be allowed a deduction for federal income tax purposes in an amount equal to the compensation realized by such participant.
Stock Appreciation Rights
A grant of a stock appreciation right (which can be settled in cash or our common stock) has no federal income tax consequences at the time of grant. Upon the exercise of stock appreciation rights, the value received is generally taxable to the recipient as ordinary income, and we generally will be entitled to a corresponding tax deduction.
Restricted Stock
A participant receiving restricted stock may be taxed in one of two ways: the participant (i) pays tax when the restrictions lapse (i.e., they become vested) or (ii) makes a special election to pay tax in the year the grant is made. At either time the value of the award for tax purposes is the excess of the fair market value of the shares at that time over the amount (if any) paid for the shares. This value is taxed as ordinary income and is subject to income tax withholding. We receive a tax deduction at the same time and for the same amount taxable to the participant. If a participant elects to be taxed at grant, then, when the restrictions lapse, there will be no further tax consequences attributable to the awarded stock until the recipient disposes of the stock, at which point any gain or loss will be short-term or long-term capital gain or loss, depending on the holding period of the stock prior to such disposition.
Restricted Stock Units
In general, no taxable income is realized upon the grant of a restricted stock unit award. The participant will generally include in ordinary income the fair market value of the award of stock at the time shares of stock are delivered to the participant or at the time the restricted stock unit vests. We generally will be entitled to a tax deduction at the time and in the amount that the participant recognizes ordinary income. Restricted stock units usually vest over a time period specified by the board.
Performance Stock Units
Similar to restricted stock units, in general, no taxable income is realized upon the grant of a performance stock unit award. The participant will generally include in ordinary income the fair market value of the award of stock at the time shares of stock are delivered to the participant or at the time the performance stock unit vests. We generally will be entitled to a tax deduction at the time and in the amount that the participant recognizes ordinary income. Performance stock units usually vest upon the achievement of metrics established by the board.
Performance Shares
The participant will not realize income when a performance share is granted, but will realize ordinary income when shares are transferred to him or her. The amount of such income will be equal to the fair market value of such transferred shares on the date of transfer. We will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the participant is considered to have realized ordinary income as a result of the transfer of shares.
ERISA Information
The plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.
Required Vote
The affirmative vote of the majority of shares entitled to vote, present in person or by proxy, and cast affirmatively or negatively is required to approve the Equity Plan.
THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE 2021 EQUITY INCENTIVE PLAN.

APPENDIX A
IMMERSION CORPORATION
2021 EQUITY INCENTIVE PLAN
(as amended and restated January 20, 2023)
1.    PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, and any Parents and Subsidiaries that exist now or in the future, by offering them an opportunity to participate in the Company’s future performance through the grant of Awards. Capitalized terms not defined elsewhere in the text are defined in Section 28.
2.    SHARES SUBJECT TO THE PLAN.
2.1    Number of Shares Available. Subject to Sections 2.5 and 21 and any other applicable provisions hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan as of the Effective Date of the Plan is 3,525,119 Shares plus shares that are subject to stock options or other awards granted under the Company’s 2011 Equity Incentive Plan (the “Prior 2011 Plan”) that cease to be subject to such awards after the Effective Date for any reason other than the exercise, vesting or settlement thereof and, had the award been granted under this Plan, would have again become available for grant and issuance in connection with subsequent Awards under this Plan pursuant to Section 2.2 hereof (up to a maximum of 855,351 Shares). Any Award shall reduce the number of Shares available for issuance under this Plan at the rate of one (1) for one (1) if such Shares were subject to an Option or SAR and at the rate of one and three quarters (1.75) for one (1) if subject to an Award other than an Option or SAR.
2.2    Lapsed, Returned Awards. Shares subject to Awards, and Shares issued under the Plan under any Award, will again be available for grant and issuance in connection with subsequent Awards under this Plan to the extent such Shares: (a) are subject to issuance upon exercise of an Option or SAR granted under this Plan but which cease to be subject to the Option or SAR for any reason other than exercise of the Option or SAR; (b) are subject to Awards granted under this Plan that are forfeited or are repurchased by the Company at the original issue price; (c) are subject to Awards granted under this Plan that otherwise terminate without such Shares being issued; or (d) are surrendered pursuant to an Exchange Program. The following Shares may not again be made available for future grant and issuance as Awards under the Plan: (i) Shares that are withheld to pay the exercise or purchase price of an Award or to satisfy any tax withholding obligations in connection with an Award, (ii) Shares not issued or delivered as a result of the net settlement of an outstanding Option or SAR or (iii) shares of the Company’s Common Stock repurchased on the open market with the proceeds of an Option exercise price. To the extent that any Award is forfeited, repurchased or terminates without Shares being issued, Shares may again be available for issuance under this Plan at the rate of one (1) for one (1) if such shares were subject to an Option or SAR and at the rate of one and three quarters (1.75) for one (1) if subject to an Award other than an Option or SAR.
2.3    Minimum Share Reserve. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan.
2.4    Limitations. No more than 20,000,000 Shares shall be issued pursuant to the exercise of ISOs.
2.5    Adjustment of Shares. If the number of outstanding Shares is changed by an extraordinary cash dividend, stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company, without consideration, then (a) the number of Shares reserved for issuance and future grant under the Plan set forth in Sections 2.1 or 2.2, (b) the Exercise Prices of and number of Shares subject to outstanding Options and SARs, (c) the number of Shares subject to other outstanding Awards, (d) the maximum number of Shares that may be issued as ISOs set forth in Section 2.4, (e) the maximum number of Shares that may be issued to an individual or to a new Employee in any one calendar year set forth in Section 3 and (f) the number of Shares that are granted as Awards to Non-Employee Directors as set forth in Section 12, shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities laws; provided that fractions of a Share will not be issued.
2.6    Vesting Restriction. No portion of any Award shall have an initial vesting period pursuant to which vesting occurs prior to the first anniversary of the date of grant of the Award; provided, that the Committee may accelerate vesting on a discretionary basis. For purposes of Awards to Non-Employee Directors, a vesting period will be deemed to be one year if it runs from the date of one annual meeting of the Company’s stockholders to the earlier of: (i) the one-year anniversary of the date of grant of such Award, and (ii) immediately prior to the next annual stockholders’ meeting. Notwithstanding the foregoing, up to 5% of the Shares authorized for grant pursuant to Section 2.1 may be granted with a minimum vesting schedule of less than one year.
3.    ELIGIBILITY. ISOs may be granted only to Employees. All other Awards may be granted to Employees, Consultants, Directors and Non-Employee Directors of the Company or any Parent or Subsidiary of the Company; provided such Consultants, Directors and Non-Employee Directors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No Participant will be eligible to receive an Award for more than one million (1,000,000) Shares in any calendar year under this Plan except that new Employees of the Company or a Parent or Subsidiary of the Company (including new Employees who are also officers and directors of the Company or any Parent or Subsidiary of the Company) are eligible to receive an Award for up to a maximum of two million (2,000,000) Shares in the calendar year in which they commence their employment.
4.    ADMINISTRATION.
4.1    Committee Composition; Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan, except, however, the Board shall establish the terms for the grant of an Award to Non-Employee Directors. The Committee will have the authority to:
(a)    construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;
(b)    prescribe, amend and rescind rules and regulations relating to this Plan or any Award;
(c)    select persons to receive Awards;
(d)    determine the form and terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may vest and be exercised or settled (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, the method to satisfy tax withholding obligations or any other tax liability and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee will determine;

(e)    determine the number of Shares or other consideration subject to Awards;
(f)    determine the Fair Market Value in good faith, if necessary;
(g)    determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;
(h)    grant waivers of Plan or Award conditions;
(i)    determine the vesting (subject to Section 2.6), exercisability and payment of Awards;
(j)    correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;
(k)    determine whether an Award has been earned;

(l)    subject to Section 18, determine the terms and conditions of any, and to institute any Exchange Program;
(m)    reduce or waive any criteria with respect to Performance Factors;
(n)    adjust Performance Factors to take into account changes in law and accounting or tax rules as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships;
(o)    adopt rules and/or procedures (including the adoption of any subplan under this Plan and country addenda to Award Agreements) relating to the operation and administration of the Plan to accommodate grants to Participants residing outside of the United States;
(p)    delegate any of the foregoing to a subcommittee consisting of one or more executive officers pursuant to a specific delegation as permitted by applicable law, including Section 157(c) of the Delaware General Corporation Law; and
(q)    make all other determinations necessary or advisable for the administration of this Plan.
4.2    Committee Interpretation and Discretion. Any determination made by the Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan. Any dispute regarding the interpretation of the Plan or any Award Agreement shall be submitted by the Participant or Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and the Participant. The Committee may delegate to one or more executive officers the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution shall be final and binding on the Company and the Participant.
4.3    Section 16 of the Exchange Act. Awards granted to Participants who are subject to Section 16 of the Exchange Act must be approved by two or more “non-employee directors” (as defined in the regulations promulgated under Section 16 of the Exchange Act).

4.4    Documentation. The Award Agreement for a given Award, the Plan and any other documents may be delivered to, and accepted by, a Participant or any other person in any manner (including electronic distribution or posting) that meets applicable legal requirements.
4.5    Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and any Subsidiary operate or have employees or other individuals eligible for Awards, the Committee, in its sole discretion, shall have the power and authority to: (a) determine which Subsidiary shall be covered by the Plan; (b) determine which individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to individuals outside the United States; (d) establish subplans and addenda to Award Agreements and modify exercise procedures and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices and any addenda to the Award Agreements); provided, however, that no such subplans, addenda to Award Agreements and/or modifications shall increase the share limitations contained in Section 2.1 hereof; and (e) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.
5.    OPTIONS. The Committee may grant Options to Participants and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may vest and be exercised, and all other terms and conditions of the Option, subject to the following:

5.1    Option Grant. Each Option granted under this Plan will identify the Option as an ISO or an NQSO. An Option may be, but need not be, awarded upon satisfaction of such Performance Factors during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the Option is being earned upon the satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each Option; and (y) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to Options that are subject to different performance goals and other criteria.
5.2    Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, or a specified future date. The Award Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.
5.3    Exercise Period. Options may be vested and exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of seven (7) years from the date the Option is granted; and provided further that no ISO granted to a person who, at the time the ISO is granted, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

5.4    Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted; provided that: (i) the Exercise Price of an Option will be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 11 and the Award Agreement and in accordance with any procedures established by the Company.
5.5    Method of Exercise. Any Option granted hereunder will be vested and exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option (and/or via electronic execution through the authorized third party administrator), and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 2.5 of the Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
5.6    Termination. The exercise of an Option will be subject to the following (except as may be otherwise provided in an Award Agreement):
(a)    If the Participant is Terminated for any reason except for Cause or the Participant’s death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable by the Participant on the Termination Date no later than three (3) months after the Termination Date (or such shorter time period or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be the exercise of an NQSO), but in any event no later than the expiration date of the Options.
(b)    If the Participant is Terminated because of the Participant’s death (or the Participant dies within three (3) months after a Termination other than for Cause or because of the

Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant’s legal representative, or authorized assignee, no later than twelve (12) months after the Termination Date (or such shorter time period not less than six (6) months or longer time period not exceeding five (5) years as may be determined by the Committee, but in any event no later than the expiration date of the Options.
(c)    If the Participant is Terminated because of the Participant’s Disability, then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (with any exercise beyond (a) three (3) months after the Termination Date when the Termination is for a Disability that is not a “permanent and total disability” as defined in Section 22(e)(3) of the Code, or (b) twelve (12) months after the Termination Date when the Termination is for a Disability that is a “permanent and total disability” as defined in Section 22(e)(3) of the Code, deemed to be exercise of an NQSO), but in any event no later than the expiration date of the Options.
(d)    If the Participant is terminated for Cause, then Participant’s Options shall expire on such Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee, but in any no event later than the expiration date of the Options.
5.7    Limitations on Exercise. The Committee may specify a minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent any Participant from exercising the Option for the full number of Shares for which it is then exercisable.
5.8    Limitations on ISOs. With respect to Awards granted as ISOs, to the extent that the aggregate Fair Market Value of the Shares with respect to which such ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as NQSOs. For purposes of this Section 5.8, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.
5.9    Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefore, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Subject to Section 18, the Committee may (a) reduce the Exercise Price of outstanding Options or (b) grant Options in substitution for cancelled options or other Awards authorized under the Plan. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code.
5.10    No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.
6.    RESTRICTED STOCK AWARDS.
6.1    Awards of Restricted Stock. A Restricted Stock Award is an offer by the Company to sell to a Participant Shares that are subject to restrictions (“Restricted Stock”). The Committee will determine to whom an offer will be made, the number of Shares the Participant may purchase, the Purchase Price, the restrictions under which the Shares will be subject and all other terms and conditions of the Restricted Stock Award, subject to the Plan.
6.2    Restricted Stock Purchase Agreement. All purchases under a Restricted Stock Award will be evidenced by an Award Agreement. Except as may otherwise be provided in an Award Agreement, a Participant accepts a Restricted Stock Award by signing and delivering to the Company an Award Agreement with full payment of the Purchase Price, within thirty (30) days from the date the Award Agreement was delivered to the Participant. If the Participant does not accept such Award within thirty

(30) days, then the offer of such Restricted Stock Award will terminate, unless the Committee determines otherwise.

6.3    Purchase Price. The Purchase Price for a Restricted Stock Award will be determined by the Committee and may be less than Fair Market Value on the date the Restricted Stock Award is granted. Payment of the Purchase Price must be made in accordance with Section 11 of the Plan, and the Award Agreement and in accordance with any procedures established by the Company.
6.4    Terms of Restricted Stock Awards. Restricted Stock Awards will be subject to such restrictions as the Committee may impose or are required by law. These restrictions may be based on completion of a specified number of years of service with the Company or upon completion of Performance Factors, if any, during any Performance Period as set out in advance in the Participant’s Award Agreement. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.
6.5    Termination of Participant. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).
7.    STOCK BONUS AWARDS.
7.1    Awards of Stock Bonuses. A Stock Bonus Award is an award to an eligible person of Shares for services to be rendered or for past services already rendered to the Company or any Parent or Subsidiary. All Stock Bonus Awards shall be made pursuant to an Award Agreement. No payment from the Participant will be required for Shares awarded pursuant to a Stock Bonus Award.
7.2    Terms of Stock Bonus Awards. The Committee will determine the number of Shares to be awarded to the Participant under a Stock Bonus Award and any restrictions thereon. These restrictions may be based upon completion of a specified number of years of service with the Company or upon satisfaction of performance goals based on Performance Factors during any Performance Period as set out in advance in the Participant’s Stock Bonus Agreement. Prior to the grant of any Stock Bonus Award the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Stock Bonus Award; (b) select from among the Performance Factors to be used to measure performance goals; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Stock Bonus Awards that are subject to different Performance Periods and different performance goals and other criteria.
7.3    Form of Payment to Participant. Payment may be made in the form of cash, whole Shares, or a combination thereof, based on the Fair Market Value of the Shares earned under a Stock Bonus Award on the date of payment, as determined in the sole discretion of the Committee.
7.4    Termination of Participation. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).
8.    STOCK APPRECIATION RIGHTS.
8.1    Awards of SARs. A Stock Appreciation Right (“SAR”) is an award to a Participant that may be settled in cash, or Shares (which may consist of Restricted Stock), having a value equal to (a) the difference between the Fair Market Value on the date of exercise over the Exercise Price multiplied by (b) the number of Shares with respect to which the SAR is being settled (subject to any maximum number of Shares that may be issuable as specified in an Award Agreement). All SARs shall be made pursuant to an Award Agreement.
8.2    Terms of SARs. The Committee will determine the terms of each SAR including, without limitation: (a) the number of Shares subject to the SAR; (b) the Exercise Price and the time or times during which the SAR may be settled; (c) the consideration to be distributed on settlement of the SAR; and (d) the effect of the Participant’s Termination on each SAR. The Exercise Price of the SAR will be determined by the Committee when the SAR is granted, and may not be less than Fair Market Value. A SAR may be awarded upon satisfaction of Performance Factors, if any, during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the SAR is being earned upon the satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each SAR; and (y) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different Performance Factors and other criteria.
8.3    Exercise Period and Expiration Date. A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement governing such SAR. The SAR Agreement shall set forth the expiration date; provided that no SAR will be exercisable after the expiration of seven (7) years from the date the SAR is granted. The Committee may also provide for SARs to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the attainment during a Performance Period of performance goals based on Performance Factors), in such number of Shares or percentage of the Shares subject to the SAR as the Committee determines. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee). Notwithstanding the foregoing, the rules of Section 5.6 also will apply to SARs.
8.4    Form of Settlement. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (i) the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price; times (ii) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment from the Company for the SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The portion of a SAR being settled may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee determines, provided that the terms of the SAR and any deferral satisfy the requirements of Section 409A of the Code.
8.5    Termination of Participation. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).
9.    RESTRICTED STOCK UNITS.
9.1    Awards of Restricted Stock Units. A Restricted Stock Unit (“RSU”) is an award to a Participant covering a number of Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Stock). All RSUs shall be made pursuant to an Award Agreement.
9.2    Terms of RSUs. The Committee will determine the terms of an RSU including, without limitation: (a) the number of Shares subject to the RSU; (b) the time or times during which the RSU may be settled; and (c) the consideration to be distributed on settlement, and the effect of the Participant’s Termination on each RSU; provided that no RSU shall have a term longer than ten (10) years. An RSU may be awarded upon satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the Participant’s Award Agreement. If the RSU is being earned upon satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for the RSU; (y) select from among the Performance Factors to be used to measure the performance, if any; and (z) determine the number of Shares deemed subject to the RSU. Performance Periods may overlap and participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and different performance goals and other criteria.
9.3    Form and Timing of Settlement. Payment of earned RSUs shall be made as soon as practicable after the date(s) determined by the Committee and set forth in the Award Agreement. The Committee, in its sole discretion, may settle earned RSUs in cash, Shares, or a combination of both. The Committee may also permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code.
9.4    Termination of Participant. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

10.    PERFORMANCE AWARDS.
10.1    Performance Awards. Performance Awards may be granted in the form of a cash bonus or Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the cash amount or the number of Performance Shares or the Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.
10.2    Terms of Performance Awards. The Committee will determine the terms of a Performance Award including, without limitation: (a) the amount of cash; (b) the number of Shares subject to the Performance Award; (c) the time or times during which the Performance Award may be settled; and (d) the consideration to be distributed on settlement, and the effect of the Participant’s Termination on each Performance Award. A Performance Award may be awarded upon satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the Participant’s Award Agreement. If the Performance Award is being earned upon satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for the Performance Award; (y) select from among the Performance Factors to be used to measure the performance, if any; and (z) determine the number of Shares or amount of cash deemed subject to the Performance Award. Performance Periods may overlap and participants may participate simultaneously with respect to Performance Awards that are subject to different Performance Periods and different performance goals and other criteria. No Participant will be eligible to receive more than $2,000,000 in Performance Units in any calendar year.
10.3    Form and Timing of Settlement. Payment of earned Performance Awards shall be made as soon as practicable after the date(s) determined by the Committee and set forth in the Award Agreement. The Committee, in its sole discretion, may settle earned Performance Awards in cash, Shares, or a combination of both. The Committee may also permit a Participant to defer payment under a Performance Award to a date or dates after the Performance Award is earned provided that the terms of the Performance Award and any deferral satisfy the requirements of Section 409A of the Code.

10.4    Termination of Participant. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).
11.    PAYMENT FOR SHARE PURCHASES.
Payment from a Participant for Shares purchased pursuant to this Plan may be made in cash or by check or, where expressly approved for the Participant by the Committee and where permitted by law (and to the extent not otherwise set forth in the applicable Award Agreement):
(a)    by cancellation of indebtedness of the Participant to the Company;
(b)    by surrender of shares of the Company held by the Participant that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Award will be exercised or settled;
(c)    by waiver of compensation due or accrued to the Participant for services rendered or to be rendered to the Company or a Parent or Subsidiary of the Company;
(d)    by consideration received by the Company pursuant to a broker-assisted or other form of cashless exercise program implemented by the Company in connection with the Plan;
(e)    by any combination of the foregoing; or
(f)    by any other method of payment as is permitted by applicable law.
12.    GRANTS TO NON-EMPLOYEE DIRECTORS.
12.1    Types of Awards. Non-Employee Directors are eligible to receive any type of Award offered under this Plan except ISOs; provided, that no Non-Employee Director shall receive Awards under the Plan that, when combined with cash compensation received for service as a Non-Employee Director, exceeds $700,000 in value (as described below) in any calendar year. The value of Awards for purposes of complying with this maximum shall be determined as follows: (a) for Options and SARs, grant date fair value will be calculated using the Black-Scholes valuation methodology on the date of grant of such Option or SAR, and (b) for all other Awards other than Options and SARs, grant date fair value will be determined by either (i) calculating the product of the Fair Market Value per Share on the date of grant and the aggregate number of Shares subject to the Award, or (ii) calculating the product using an average of the Fair Market Value over a number of trading days and the aggregate number of Shares subject to the Award as determined by the Committee. Awards pursuant to this Section 12 may be automatically made pursuant to policy adopted by the Board or made from time to time as determined in the discretion of the Board.
12.2    Eligibility. Awards pursuant to this Section 12 shall be granted only to Non-Employee Directors. A Non-Employee Director who is elected or re-elected as a member of the Board will be eligible to receive an Award under this Section 12.
12.3    Vesting, Exercisability and Settlement. Except as set forth in Section 21, Awards shall vest, become exercisable and be settled as determined by the Board. With respect to Options and SARs, the exercise price granted to Non-Employee Directors shall not be less than the Fair Market Value of the Shares at the time that such Option or SAR is granted.
12.4    Election to receive Awards in Lieu of Cash. A Non-Employee Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash or Awards or a combination thereof, as determined by the Committee. Such Awards shall be issued under the Plan. An election under this Section 12.4 shall be filed with the Company on the form prescribed by the Company.
13.    WITHHOLDING TAXES.
13.1    Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan or the applicable tax event occurs, the Company may require the Participant to remit to the Company an amount sufficient to satisfy applicable federal, state, local and international withholding tax requirements related to the Participant’s participation in the Plan and legally applicable to the Participant prior to the delivery of Shares pursuant to exercise or settlement of any Award. Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable federal, state, local and international withholding tax requirements.
13.2    Stock Withholding. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may require or permit a Participant to satisfy the Participant’s tax liability, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to such liability, (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to such liability, or (iv) withholding from proceeds of the sale of otherwise deliverable Shares acquired pursuant to an Award either through a voluntary sale or through a mandatory sale arranged by the Company. The Company may withhold for such tax liability by considering applicable statutory withholding rates or other applicable withholding rates, including up to the maximum permissible statutory tax rate for the applicable tax jurisdictions, to the extent consistent with applicable laws. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.
14.    TRANSFERABILITY.
14.1    Transfer Generally. Unless determined otherwise by the Committee, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. If the Committee makes an Award transferable, including, without limitation, by instrument to an inter vivos or testamentary trust in which the Awards are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift to a Permitted Transferee, such Award will contain such additional terms and conditions as the Administrator deems appropriate.
14.2    Award Transfer Program. Notwithstanding any contrary provision of the Plan, the Committee shall have all discretion and authority to determine and implement the terms and conditions of any Award Transfer Program instituted pursuant to this Section 14.2 and shall have the authority to amend the terms of any Award participating, or otherwise eligible to participate in, the award transfer program, including (but not limited to) the authority to (i) amend (including to extend) the expiration date, post-termination exercise period and/or forfeiture conditions of any such Award, (ii) amend or remove any provisions of the Award relating to the Award holder’s continued service to the Company, (iii) amend the permissible payment methods with respect to the exercise or purchase of any such Award, (iv) amend the adjustments to be implemented in the event of changes in the capitalization and other similar events with respect to such Award, and (v) make such other changes to the terms of such Award as the Committee deems necessary or appropriate in its sole discretion. Notwithstanding anything to the contrary in the Plan, in no event will the Committee have the right to determine and implement the terms and conditions of any Award Transfer Program without stockholder approval.
15.    PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.
15.1    Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. Except as may be approved by the Committee in its sole discretion and provided in an Award Agreement, any dividends shall be subject to the same vesting or performance restrictions as the underlying Award. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock, unless otherwise determined by the Committee in its sole discretion and provided in an Award Agreement; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s Purchase Price or Exercise Price, as the case may be, pursuant to Section 15.2. However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Award (other than Options or SARs) that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Shares during the period beginning on the date the Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date on which the Award is exercised or settled or the date on which they are forfeited. Such Dividend Equivalent Rights, if any, shall be credited to the Participant in the form of either cash or additional whole Shares as of the date of payment of such cash dividends on Shares, as determined by the Committee in its sole discretion and provided in an Award Agreement.
15.2    Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) a right to repurchase (a “Right of Repurchase”) a portion of any or all Unvested Shares held by a Participant following such Participant’s Termination at any time within ninety (90) days after the later of the Participant’s Termination Date and the date the Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Purchase Price or Exercise Price, as the case may be. Unvested Shares, and any such dividends or stock distributions shall be accrued and paid only at such time, if any, as such unvested Shares become vested Shares.
16.    CERTIFICATES. All Shares or other securities (whether or not certificated) delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and any foreign exchange controls or restrictions.
17.    ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of the Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

18.    EXCHANGE AND BUYOUT OF AWARDS. The repricing of Options or SARs is not permitted without prior stockholder approval. Repricing (which requires prior stockholder approval) is defined as amending the terms of outstanding awards to reduce the exercise price of outstanding Options or SARs or cancel, substitute, buyout or exchange outstanding Options or SARs in exchange for cash, other Awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs (other than pursuant to Sections 2.5 or 21.1). The Committee may, at any time or from time to time authorize the Company, in the case of an Option or SAR exchange with stockholder approval, and with the consent of the respective Participants (unless not required pursuant to Section 5.9 of the Plan), to pay cash or issue new Awards in exchange for the surrender and cancellation of any, or all, outstanding Awards.
19.    SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable U.S. and foreign federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of foreign or state securities laws, stock exchange, exchange control or automated quotation system, and the Company will have no liability for any inability or failure to do so.
20.    NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant’s employment or other relationship at any time.
21.    CORPORATE TRANSACTIONS.
21.1    Assumption or Replacement of  Awards by Successor. In the event of a Corporate Transaction any or all outstanding Awards may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, then notwithstanding any other provision in this Plan to the contrary, unless otherwise determined by the Committee, such Awards shall terminate and cease to be outstanding effective as of the time of consummation of the Corporate Transaction. In such event, the Committee will notify the Participant in writing or electronically that such Award will be exercisable for a period of time determined by the Committee in its sole discretion, and such Award will terminate upon the expiration of such period. Awards need not be treated similarly in a Corporate Transaction.
21.2    Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Purchase Price or the Exercise Price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price. Substitute Awards shall not reduce the number of Shares authorized for grant under the Plan or authorized for grant to a Participant in a calendar year.
21.3    Non-Employee Directors’ Awards. Notwithstanding any provision to the contrary herein, in the event of a Corporate Transaction, the vesting of all Awards granted to Non-Employee Directors shall accelerate and such Awards shall become exercisable (as applicable) in full prior to the consummation of such event at such times and on such conditions as the Committee determines.
22.    ADOPTION AND STOCKHOLDER APPROVAL. This Plan shall be submitted for the approval of the Company’s stockholders, consistent with applicable laws, within twelve (12) months after the date this Plan is adopted by the Board.
23.    TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will become effective on the Effective Date and will terminate ten (10) years from the date this Plan is adopted by the Board. This Plan and all Awards granted hereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to that state’s conflict of law provisions.
24.    AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including, without limitation, amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval; provided further, that a Participant’s Award shall be governed by the version of this Plan then in effect at the time such Award was granted.
25.    NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
26.    INSIDER TRADING POLICY. Each Participant who receives an Award shall comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, officers and/or directors of the Company.
27.    ALL AWARDS SUBJECT TO COMPANY CLAWBACK OR RECOUPMENT POLICY. All Awards shall be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of Participant’s employment or other service with the Company or its Parent or Subsidiary that is applicable to executive officers, employees, directors or other service providers of the Company or its Parent or Subsidiary, and in addition to any other remedies available under such policy and applicable law, may require the cancelation of outstanding Awards and the recoupment of any gains realized with respect to Awards.
28.    DEFINITIONS. As used in this Plan, and except as elsewhere defined herein, the following terms will have the following meanings:
“Award” means any award under the Plan, including any Option, Restricted Stock, Stock Bonus, Stock Appreciation Right, Restricted Stock Unit or award of Performance Shares.
“Award Agreement” means, with respect to each Award, the written or electronic agreement between the Company and the Participant setting forth the terms and conditions of the Award, including a country-specific addenda for non-U.S. Participants, which shall be in substantially a form (which need not be the same for each Participant) that the Committee (or in the case of non-Insider Participants, the Committee’s delegate), has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.
“Award Transfer Program” means, any program instituted by the Committee that would permit Participants the opportunity to transfer for value any outstanding Awards to a financial institution or other person or entity approved by the Committee. A transfer for “value” shall not be deemed to occur under this Plan where an Award is transferred by a Participant for bona fide estate planning purposes to a trust or other testamentary vehicle approved by the Committee.

“Board” means the Board of Directors of the Company.
“Cause” means unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or by a written contract of employment or service, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Company documents or records; (ii) the Participant’s material failure to abide by a Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Company (including, without limitation, the Participant’s improper use or disclosure of a Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from a Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Company.
“Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.
“Committee” means the Compensation Committee of the Board or those persons to whom administration of the Plan, or part of the Plan, has been delegated as permitted by law.
“Common Stock” means the common stock of the Company.
“Company” means Immersion Corporation, or any successor corporation.

“Consultant” means any person, including an advisor or independent contractor, engaged by the Company or a Parent or Subsidiary to render services to such entity.
“Corporate Transaction” means the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then-outstanding voting securities; (ii) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation or (iv) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company). Notwithstanding the foregoing, to the extent that any amount constituting deferred compensation as defined in Section 409A of the Code) would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company (both as defined in Section 409A of the Code.
“Director” means a member of the Board.
“Disability” means in the case of incentive stock options, total and permanent disability as defined in Section 22(e)(3) of the Code and in the case of other Awards, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.
“Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one Share for each Share represented by an Award held by such Participant.
“Effective Date” means the date the Plan is approved by the Board.
“Employee” means any person, including Officers and Directors, providing services as an employee of the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.
“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.
“Exchange Program” means a program approved by stockholders of the Company pursuant to which (a) outstanding Awards are surrendered, cancelled or exchanged for cash, the same type of Award or a different Award (or combination thereof) or (b) the exercise price of an outstanding Award is increased or reduced.
“Exercise Price” means, with respect to an Option, the price at which a holder may purchase the Shares issuable upon exercise of an Option and with respect to a SAR, the price at which the SAR is granted to the holder thereof.

“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:
(a)    if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Committee deems reliable;
(b)    if such Common Stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable; or
(c)    if none of the foregoing is applicable, by the Board or the Committee in good faith.
“Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.
“Non-Employee Director” means a Director who is not an Employee of the Company or any Parent or Subsidiary.
“Option” means an award of an option to purchase Shares pursuant to Section 5 or Section 12.
“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
“Participant” means a person who holds an Award under this Plan.
“Performance Award” means a cash or stock award granted pursuant to Section 10 or Section 12 of the Plan.
“Performance Factors” means any of the factors selected by the Committee and specified in an Award Agreement, which may include without limitation any of the following objective measures, either individually, alternatively or in any combination, applied to the Company as a whole or any business unit or Subsidiary, either individually, alternatively, or in any combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable on an absolute basis or relative to a pre-established target, to determine whether the performance goals established by the Committee with respect to applicable Awards have been satisfied:
(i)     revenue;

(ii)     sales;
(iii)     expenses;
(iv)     operating income;
(v)     gross margin;
(vi)     operating margin;

(vii)     earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization;
(viii)     pre-tax profit;
(ix)     net operating income;
(x)     net income;
(xi)     economic value added;
(xii)     free cash flow;
(xiii)     operating cash flow;
(xiv)     balance of cash, cash equivalents and marketable securities;
(xv)     stock price;
(xvi)     earnings per share;
(xvii)     return on stockholder equity;
(xviii)     return on capital;
(xix)     return on assets;
(xx)     return on investment;
(xxi)     employee satisfaction;
(xxii)     employee retention;
(xxiii)     market share;
(xxiv)     customer satisfaction;
(xxv)     product development;
(xxvi)     research and development expenses;
(xxvii)     completion of an identified special project; and
(xxviii)     completion of a joint venture or other corporate transaction.
Performance Factors shall be calculated with respect to the Company and each Subsidiary consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Factors applicable to a Performance Award shall be calculated in accordance with generally accepted accounting principles, if applicable, but prior to the accrual or payment of any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, may be made for the purpose of providing a consistent basis from period to period for the calculation of Performance Factors in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award.
“Performance Period” means the period of service determined by the Committee, not to exceed five (5) years, during which years of service or performance is to be measured for the Award.
“Performance Share” means a right to receive Shares pursuant to Section 10 of the Plan.
“Permitted Transferee” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships) of the Employee, any person sharing the Employee’s household (other than a tenant or employee), a trust in which these persons (or the Employee) have more than 50% of the beneficial interest, a foundation in which these persons (or the Employee) control the management of assets, and any other entity in which these persons (or the Employee) own more than 50% of the voting interests.
“Performance Unit” means the right to receive cash pursuant to Section 10 of the Plan.
“Plan” means this Immersion Corporation 2021 Equity Incentive Plan.
“Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option or SAR.
“Restricted Stock Award” means an award of Shares pursuant to Section 6 or Section 12 of the Plan, or issued pursuant to the early exercise of an Option.
“Restricted Stock Unit” means an Award granted pursuant to Section 9 or Section 12 of the Plan.
“SEC” means the United States Securities and Exchange Commission.
“Securities Act” means the United States Securities Act of 1933, as amended.
“Shares” means shares of the Company’s Common Stock and the common stock of any successor security.
“Stock Appreciation Right” means an Award granted pursuant to Section 8 or Section 12 of the Plan.
“Stock Bonus” means an Award granted pursuant to Section 7 or Section 12 of the Plan.
“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee; provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, or any employee with a reduction in hours worked (for illustrative purposes only, a change in schedule from that of full-time to part-time) the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Parent or Subsidiary of the Company, or during such change in working hours, as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).
“Unvested Shares” means Shares that have not yet vested or are subject to a right of repurchase in favor of the Company (or any successor thereto).

immersion VOTE

Using a **black ink** pen, mark your votes with an **X** as shown in this example.
Please do not write outside the designated areas.

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR the listed nominees.

1. Election of five (5) directors.

	For	Withhold
01 - Eric Singer	☐	☐
02 - William Martin	☐	☐
03 - Emily Hoffman	☐	☐
04 - Elias Nader	☐	☐
05 - Frederick Wasch	☐	☐

B Issues — The Board of Directors recommends a vote FOR proposals 2, 3 and 5 and for every 1 YEAR on Proposal 4.

	For	Against	Abstain
2. Ratification of appointment of Plante & Moran, PLLC as Immersion Corporation's independent registered public accounting firm for the fiscal year ending December 31, 2023.	☐	☐	☐
3. Advisory vote to approve the compensation of our named executive officers.	☐	☐	☐
5. Approval of amendment to the Immersion Corporation 2021 Equity Incentive Plan.	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
4. Advisory vote on the frequency of holding an advisory vote on executive compensation.	☐	☐	☐	☐

B Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.

This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, all such stockholders should sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

03RD2C

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — IMMERSION CORPORATION

This Proxy is solicited on behalf of the Board of Directors

The undersigned stockholder of IMMERSION CORPORATION, a Delaware corporation (the "Company"), hereby acknowledges receipt of the Proxy Statement, dated March 2, 2023, and hereby appoints Francis Jose, Eric Singer, and any person then-serving in the role of General Counsel or Chief Executive Officer of the Company, or any of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of IMMERSION CORPORATION to be held on Thursday, March 30, 2023, at 10:00 a.m., Pacific Time, at Offices of Pillsbury Winthrop Shaw Pittman LLP located at 2550 Hanover Street, Palo Alto, California 94304, and for any adjournment or adjournments thereof, and to vote all shares of common stock, which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side. Under Delaware law and the Company's bylaws, no business shall be transacted at an annual meeting other than the matters stated in the accompanying Notice of Meeting, which matters are set forth on the reverse side. However, should any other matter or matters properly come before the Annual Meeting, or any adjournment or adjournments thereof, it is the intention of the proxy holders named above to vote the shares they represent upon such other matter or matters at their discretion.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR APPROVAL OF THE PROPOSAL TO ELECT FIVE DIRECTORS AND FOR PROPOSALS 2, 3 AND 5 AND FOR EVERY 1 YEAR ON PROPOSAL 4 AND AT THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Please mark, sign, date and return the proxy card promptly, using the enclosed return-addressed postage-paid envelope.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE